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   1.     Date of Lease                             September 2, 1999

   2.     Landlord:                                 Florcor I Limited Partnership, an Illinois limited partnership

   3.     Tenant:                                   ImproveNet, Inc., a California corporation

   4.     Guarantor:                                Not Applicable

   5.     Property Address:                         1700 N.W. 49th Street, Suite 130

   6.     Premises:                                 As described on Appendix "A" attached hereto

   7.     Purpose:                                  General Office

   8.     Lease Term:.                              Sixty (60) months beginning on the Commencement Date determined pursuant to item 19 below

   9.     Area of Premises in rentable square       8,057
          feet ("r.s.f.")

  10.     Jurisdiction in which the Property is     City of Fort Lauderdale, County
          located:                                  of Broward, State of Florida

  11.     Tenant's Share:                           18%

  12.     Annual Base Rent:                         $104,741.00, escalating by 3% per annum every twelve (12) months during the Lease Term
  13.     Monthly Base Rent:                        $8,728.42, escalating by 3% per annum every twelve (12)
                                                    months during the Lease Term; the first month's rent
                                                    and operating expenses plus Florida sales tax thereon in
                                                    the total amount of $11,565.25 has been paid upon the execution of this Lease.

  14.     Initial Year Tax and Operating Cost       $3.25 per r.s.f.  ($26,185.25) or $2,182.10 per month
          Estimate:

  15.     [Intentionally Omitted]

  16.     Addresses for Purpose of Notice:
          Landlord:                                 Florcor I Limited Partnership, c/o The Alter Group, Ltd., 7303
                                                    North Cicero Avenue, Lincolnwood, IL 60646, Fax No.: (847)
                                                    676-4303, Attn: Ronald Siegel

          With a copy to:                           Lawrence M. Freedman, Ash, Anos, Freedman & Logan, L.L.C., 77 West
                                                    Washington Street, Suite 1211, Chicago, IL 60602, Fax No: (312)
                                                    346-7847; and Samuel F. Gould, Alter Asset Management, 1980
                                                    Springer Drive, Lombard, IL 60148, Fax No: (630) 620-3606

          Tenant:                                   ImproveNet, Inc., 1286 Oddstad Drive, Redwood City, California
                                                    94063, Attn:  Ronald Cooper; Fax No.  650-261-1198

  17.     Security Deposit:                         $10,910.52 (one month's rent plus one month's operating expenses)

  18.     Brokers:                                  FOR LANDLORD:
                                                    The Alter Group, Ltd.  and CB Richard Ellis, Inc., One East
                                                    Broward Boulevard, Suite 802, Fort Lauderdale, Florida 33301,
                                                    Attn: Greg Martin and Jay Adams

                                                    FOR TENANT:
                                                    Ivan J.  Smith & Company,  3350 East  Atlantic  Boulevard,  Pompano
                                                    Beach, Florida 33062, Attn: Randy Bates
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19.       Special Provisions:                       Subject  to  Section 28 of the  attached  Lease and the  Workletter attached  as  Appendix  D thereto,  Landlord  shall  construct  the tenant  improvements  in the  Premises  and  shall pay for the cost thereof,  up to an amount  which shall not exceed  $25.00 times the number of square feet in the  Premises  for a total of  $201,425.00
                                                    (the  "TI  Allowance").  All  additional  costs,  if any,  for such tenant  improvements  that are in excess of the TI Allowance  shall be the sole  responsibility  of  Tenant  and  shall be  payable  by
                                                    Tenant as  directed  by  Landlord.  In the event  that such  tenant improvements  can be  constructed  for less than the TI  Allowance, any unused  portion of the TI Allowance,  but in no event more than
                                                    $40,285.00  ($5 per square foot),  shall be applied in reduction of
                                                    Tenant's rental obligation under this Lease.

                                                    Notwithstanding  anything  contained in this Lease  Schedule or the attached  Lease to the  contrary,  the Lease  Term  shall  commence
                                                    after   completion  of  said   improvements  on  the  date  that  a
                                                    Certificate of Occupancy  (whether temporary or permanent) has been issued  allowing  the Tenant to legally  occupy the  Premises  (the
                                                    "Commencement  Date").  Subject  to  Section  28  of  the  attached
                                                    Lease, the intended  Commencement  Date is one hundred twelve (112)
                                                    days  after the later of (i) the date of this  Lease,  and (ii) the date Tenant  provides  Landlord with Tenant's  written  approval of the space plan for the tenant  improvements  to be  constructed  by
                                                    Landlord  pursuant to the Workletter  attached  thereto as Appendix
                                                    "D".

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                                      LEASE

         THIS LEASE MADE and entered into as of the date set forth on the Lease Schedule as Date of Lease, which Lease Schedule is appended to this Lease and is specifically incorporated by reference herein, by and between the Landlord and Tenant as set forth in the Lease Schedule.

                                   WITNESSETH:

                                     DEMISE

         A. Landlord does hereby lease to Tenant and Tenant hereby lets from Landlord, the Premises set forth in the Lease Schedule, which are situated in that certain building (the "Building") located as denoted as the Property Address in the Lease Schedule. The Building and the real estate on which it is located are hereinafter referred to as the "Property". Tenant acknowledges that the sole purpose of the attached Appendix "A" is to identify the location of the Premises in the Building. Landlord makes no representations or warranties in said Appendix "A" as to the useable or rentable square footage of the Premises.

         B. Such letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant and Landlord covenant as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by them to be kept and performed and that this Lease is made upon the condition of such performance.

1.       PURPOSE

         The Premises are to be used for the Purpose set forth in the Lease Schedule and for no other purpose without the prior written consent of the Landlord.

2.       TERM

         The Lease Term shall be as set forth in the Lease Schedule except as otherwise expressly provided in this Lease.

3.       POSSESSION

         A. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to the Tenant on the intended Commencement Date set forth in the Lease Schedule, this Lease shall not be void or voidable, nor shall the Landlord be liable to Tenant for any loss or damage resulting thereform. Under such circumstances, the rent provided for herein shall not commence until possession of the Premises is made available to Tenant and no such failure to give possession on the date of commencement of the Term shall affect the validity of this Lease or the obligations of the Tenant hereunder, and the Term shall be extended accordingly; provided, however, if possession of the Premises is not delivered to Tenant within sixty (60) days after the intended Commencement Date set forth in the Lease Schedule, then Tenant may, as its sole and exclusive remedy, terminate this Lease by delivering written notice of such termination to Landlord, so long as such notice is delivered to Landlord prior to the Commencement Date and, in that event, Landlord shall refund to Tenant any security deposit or advance rent due to Tenant and neither party shall have any further obligation to the other, except for any indemnity or other


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obligations under this Lease which are intended to survive terminate, and provided further that if possession of the Premises is not delivered to Tenant on the intended Commencement Date set forth in the Lease Schedule and the delay in delivering possession does not result from any matter covered by
Section 28 of this Lease or the default or any act or omission of Tenant, then Landlord shall apply as a credit against the rental obligations first due under this Lease a sum equal to the equivalent of two (2) days of Base Rent and operating expenses for every day of such delay.

         B. The Premises shall be deemed to be ready for Tenant's occupancy if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Premises or any part thereof, or if the delay in the availability of the Premises or any part thereof for occupancy shall be due to special work, changes, alterations, or additions required or made by Tenant in the layout or finishing of the Premises. Whether or not the Premises are ready for occupancy shall be determined by the Jurisdiction in which the Property is located as set forth in the Lease Schedule, which shall evidence same by authorizing Tenant's occupancy thereof, which authorization may be in the form of oral or written permission to occupy which if in the form of written permission, may be in the form of a temporary or permanent certificate of occupancy. It is further understood that within 72 hours of initial occupancy, the parties shall jointly inspect the Premises and prepare and sign a "punch list" of incomplete items to be completed by Landlord. Tenant and Landlord shall jointly inspect the Premises and prepare another "punch list" within thirty (30) days after occupancy encompassing all items not then completed except for latent defects. Landlord shall have thirty (30) days to correct any "punch list" items or such longer period of time as may be reasonably required so long as Landlord is exercising reasonable diligence to accomplish the correction.

4.       DEFINITIONS AS USED IN THIS LEASE

         A. The term "Commencement Date" is the date of the beginning of the Lease as set forth in the Lease Schedule.

         B. The term "Tenant's Share" shall mean that amount set forth as such in the Lease Schedule being the ratio which the rentable area of the Premises bears to the entire rentable area in the Building. The Tenant's Share allocated to the Premises as it relates to the Building as a whole, is not meant, nor shall it be construed, as a representation by Landlord as to the rentable or useable square footage of the Premises. The parties recognize that this ratio as well as the area measurements are reasonable approximations that may not be exactly precise, but both Landlord and Tenant accept such ratio and measurements as final and binding for ail purposes of this Lease.

         C. The term "Taxes" means any and all taxes of every kind and nature whatsoever which Landlord shall pay or become obligated to pay during a calendar year (regardless of whether such taxes were assessed or became a lien during, prior or subsequent to the calendar year of payment) because of or in connection with the ownership, leasing and operation of the Property including without limitation, real estate taxes, personal property taxes, sewer rents, water rents, special assessments, transit taxes, legal fees and court costs charged for the protest or reduction of property taxes and/or assessments or an increase therein in connection with the Premises including the Building, any tax or excise on rent or any other tax (however described)


                                       2

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on account of rental received for use and occupancy of any or all of the
Building and/or the Premises, whether any such taxes are imposed by the United States, the state or other local governmental municipality, authority or agency or any political subdivision of any thereof in the Jurisdiction in which the Property is located. Taxes shall not include any net income, capital stock, estate or inheritance taxes.

         D. (i) The term "Operating Costs" means any and all expenses, costs and disbursements (other than Taxes as defined in Section 4C.) of every kind and nature whatsoever incurred by Landlord in connection with the ownership, management, maintenance, operation and repair of the Property including, without limitation, interior and/or exterior energy costs (including but not limited to the cost of electricity, steam, water, gas, fuel, heating, lighting and air conditioning), easement maintenance expenses, including assessments applicable to the Property established by any Declaration as hereinafter defined, any and all common area expenses in the development in which the Property is located, including but not limited to landscaping and other maintenance of properties which benefit the Property, usual and customary property management fees and on-site management costs (including but not limited to on-site management office rent, equipment costs, and other typical related office expenses), insurance costs (including but not limited to fire, extended coverage, liability, workers' compensation [and elevator] insurance, as well as all deductibles paid by Landlord for damages and injuries covered by policies of insurance maintenance for the Property, and all sums paid to satisfy judgments rendered or affecting the Landlord or the Property to the extent not covered by Landlord's insurance) and routine repairs, maintenance and interior and/or exterior decorating, wages, salaries, and benefits of employees working at the Property on a full or part-time basis (excluding those above the level of property or building manager), uniforms, supplies, sundries, sales or use taxes on supplies or services, landscape replacement, snow removal, parking lot repairs, legal and accounting costs and expenses, janitorial expenses, roof repairs, exterminating, elevator maintenance, HVAC system maintenance, which Landlord shall be or become obligated to pay in respect of any calendar year regardless of when such operating Costs were incurred or any other expense or charge whether or not hereinbefore mentioned which in accordance with generally accepted accounting or management principles respecting first class buildings in the Jurisdiction in which the Property is located would be considered as an expense of owning, managing, operating, maintaining or repairing the Property. For purposes of this subparagraph "the development in which the Property is located" shall be deemed to refer to any subdivision or group of subdivisions containing common areas and/or utilities and/or services benefiting the Property, including any and all Property encompassed by any declaration of easements, and/or protective covenants ("Declaration") effecting the Property.

         (ii) Operating Costs shall not include:

                  (a) The cost of alterations, capital improvements, equipment replacements, and other items which under generally accepted accounting principles are properly classified as capital expenditures;

                  (b) Expenses incurred for business interruption or rental value insurance;


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                  (c) Leasing commissions and/or expenses and advertising and promotional expenses;

                  (d) Legal fees or other professional or consulting fees in connection with the negotiation of tenant leases;

                  (e) Repairs required to cure violations of laws enacted prior to the date of the Lease;

                  (f) The cost of repairs or replacements incurred by reason of fire or other casualty or condemnation to the extent that either (1) Landlord is compensated therefor through proceeds of insurance or condemnation awards; (2) Landlord failed to obtain insurance against such fire or casualty, if insurance was available at a commercially reasonable rate, against a risk of such nature at the time of same; or (3) Landlord is not fully compensated therefor due to the coinsurance provisions of its insurance policies on account of Landlord's failure to obtain a sufficient amount of coverage against such risk. Notwithstanding the foregoing, Landlord's reasonable insurance deductibles shall be deemed as Operating Costs;

                  (g) Damage and repairs necessitated by the negligence or willful misconduct of Landlord, Landlord's employees, or agents;

                  (h) Compensation paid to officers or executives of the Landlord above the level of building or property manager;

                  (i) That portion of salaries of service personnel to the extent such salaries are applicable and relate to performance of services by such personnel other than in connection with the management, operation, repair, or maintenance of the Building;

                  (j) The cost of incremental expense to Landlord incurred by Landlord in curing its defaults;

                  (k) Legal fees, accounting fees, and other expenses incurred specifically in connection with disputes with tenants or occupants oft-he Building or associated with the enforcement of the terms of any leases with tenants or the defense of Landlord's title or interest in the Building or any part thereof;

                  (l) Costs (including permits, licensing, and inspection fees) incurred in renovations or otherwise improving, decorating, painting, or altering space for tenants or other occupants of vacant space (excluding common areas) in the Building;

                  (m) Any cash or other consideration paid by Landlord on account of, with respect to, or in lieu of the tenant work or alterations described in subsection (1) above;

                  (n) Cost of any service provided to tenants or other occupants of the Building for which Landlord is entitled to be reimbursed;

                  (o) Interest and principal payments on mortgages; or


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                  (p) Depreciation.

         Landlord shall not collect in excess of one hundred (100%) percent of Operating Costs and shall not recover any items of cost more than once.

         (iii) Provided however:

                  (a) The cost of any capital improvements to the Building made after the date of this Lease which are (1) intended to reduce Operating Costs or
(2) required to cause the Building to comply with the Americans with Disabilities Act or (3) required under any governmental laws, regulations, or ordinances which were not applicable to the Building as of the date hereof, amortized on a level pay debt service basis over fifteen (15) years, with interest at ten (10%) percent per annum shall be included in Operating Costs.

                  (b) If the Building is not at least ninety-five (95%) percent occupied by tenants during all or a portion of any calendar year, then Landlord may elect to make an appropriate adjustment for such year of components of Operating Costs and the amounts thereof which may vary depending upon the occupancy level of the Building or with the number of tenants using the service, such that tenants then occupying space in the Building will pay their respective proportionate shares of the amount of such variable components of Operating Costs which would have been incurred if the Building had been ninety-five (95%) percent occupied during the entire calendar year and Landlord had paid or incurred such costs and expenses for the calendar year. Any such adjustments shall be deemed costs and expenses paid or incurred by Landlord and included in Operating Costs for such calendar year.

5.       BASE RENT

         A. Except as otherwise provided herein, Tenant shall pay as initial Base Rent to Landlord the Annual Base Rent as set forth in the Lease Schedule in equal monthly installments as set forth as the Monthly Base Rent in the Lease
Schedule in advance on the first day of the first full calendar month and on the first day of each calendar month thereafter during the Term, and at the same rate for fractions of a month if the Term shall begin on any day except the first day or shall end on any day except the last day of a calendar month.

         B. Any rent (whether Base Rent or additional rent) or other amount due from Tenant to Landlord under this Lease not paid when due shall incur a late fee equal to the greater of: (a) Twenty-Five ($25.00) Dollars; or (b) interest from the date due until the date paid at the annual rate of Four (4%) Percent above the prime rate as set forth as the Base Rate on Corporate Loans published by the Wall Street Journal from time to time, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. The covenants of the Tenant to pay rent (both Base Rent and additional rent) shall be independent of any covenants of Landlord herein.

         C. Base Rent and all of the rent provided herein shall be paid without deduction or off-set in lawful money of the United States of America to Alter Asset Management, Inc., 1980 Springer Drive, Lombard, IL 60148 ("the Management Agent") or as designated from time to time by written notice from Landlord. The Management Agent has full with Tenant, provided however, that the Management Agent shall not have the power to amend or modify the terms of this Lease.


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6.       ADDITIONAL RENT

                                      TAXES

         A. It is further agreed between the parties hereto that in addition to the rental provided for herein that Tenant will also directly pay or reimburse Landlord during the term of this Lease, as additional rent, an amount equal to Tenant's Share of the Taxes. In addition, Tenant shall be responsible for the payment of the Florida sales tax applicable to the Base Rent, additional rent or other amounts paid by Tenant hereunder as well as all costs incurred by Landlord in conjunction with any such sales tax returns.

                                 OPERATING COSTS

         B. It is further agreed between the parties hereto that in addition to the rental provided for herein that Tenant shall also directly pay or reimburse Landlord during the term of this Lease, as additional rent, an amount equal to Tenant's Share of the Operating Costs.

7.       RENT ADJUSTMENT PAYMENT

         A. Sixty (60) days prior to the commencement of the Term, Landlord shall deliver to Tenant a written statement setting forth Landlord's good faith estimate of Tenant's Share of Taxes and Operating Costs (a "Taxes and Operating Cost Statement") for the remainder of the calendar year in which the Term commences. Thereafter, prior to January 1 of each subsequent calendar year, or from time to time during each subsequent calendar year, Landlord shall deliver an estimated Taxes and Operating Cost Statement pertaining to each such forthcoming calendar year. Commencing on the first full calendar month of the Term and on the first day of each calendar month thereafter during the Term, Tenant shall pay one-twelvth (1/12th) of Tenant's Share of Taxes and Operating Costs as estimated by Landlord. Not less than on or before the first day of June of each calendar year after the initial year of the Term, Landlord shall furnish to Tenant a written statement showing in reasonable detail actual Operating Costs and Taxes for the preceding year for which such statement is furnished and showing the amount, if any, of rental adjustment due for such year.

         B. On the monthly rental payment date (the "adjustment date") next following Tenant's receipt of each such annual statement, Tenant shall pay to Landlord as additional rent an amount equal to the sum of the net aggregate rental adjustment shown on each such annual statement less the amount, if any, of the total estimated additional rent paid by Tenant during the preceding calendar year.

         C. In the event that any such settlement required above indicates that the total additional rent paid by Tenant during the preceding calendar year exceeds the aggregate rental payable by Tenant for such calendar year, Landlord shall apply such excess on any amounts of additional rent next falling due under this Lease as long as Tenant is not then in default of any of the terms and provisions of this Lease.

         D. The annual determination of Taxes and Operating Cost Statement shall be prepared in accordance with generally acceptable cash basis accounting principles. Tenant using either its own employee(s) or its certified public accountant shall have the right to inspect at


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reasonable times and in a reasonable manner, at the Landlord's office, such of the Landlord's books of account and records as pertain to or contain information concerning the items included in Operating Costs and Taxes for that year in order to verify the amounts thereof. Any and all information obtained through the Tenant's inspection with respect to financial matters (including, without limitation, costs, expenses, income) and any and all other matters pertaining to the Landlord and/or the Property as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of any such inspection shall be held in strict confidence by the Tenant and its officers, agents, and employees; and Tenant shall cause its certified public accountant and any of its officers, agents, and employees to be similarly bound. If Tenant shall dispute any item or items included in the Operating Costs or Taxes for such year, and such dispute is not resolved by the parties within ninety (90) days after such statement is delivered to Tenant, then either party may at its sole expense, within thirty (30) days thereafter, request that a firm of independent certified public accountants mutually selected by Landlord and Tenant ("Independent Review") render to the parties an opinion as to whether or not the disputed item or items should have been included in the Operating Costs and/or Taxes for such year; and the opinion of such firm on such matter shall be conclusive and binding upon both parties, provided however, it shall be a further condition of Tenant's right to conduct an Independent Review that the firm conducting the Independent Review shall not be retained upon the basis of all or a portion of its fees being contingent based upon the results of the Independent Review. Landlord and Tenant agree that the firm's opinion shall be confidential and shall not be disclosed to any other party whatsoever. In the event such Independent Review discloses that the amount due from Tenant was overstated in excess of five (5%) percent on an annualized basis, Landlord shall bear the reasonable cost of such Independent Review. In all other cases, Tenant shall bear the cost of such Independent Review. Tenant employee(s) or certified public accountants may examine the records of Landlord supporting the Taxes and Operating Cost Statement at Landlord's or the Management Agent's office during normal business hours within forty-five (45) days after the Taxes and Operating Statement is furnished. Unless Tenant takes written exception to any item within ninety
(90) days after the furnishing of the Taxes and Operating Statement (which shall be noted on the item as "paid under protest"), such Statement shall be considered as final and accepted by Tenant. Tenant shall promptly tender payment for any undisputed items and shall tender payment for any disputed items within ten (I0) days after the resolution of any such dispute.

         E. In no event shall any rent adjustment result in a decrease of the Base Rent as set forth in the Lease Schedule.

         F. In the event of the termination of this Lease by expiration of the stated term or for any other cause or reason whatsoever prior to the determination of rental adjustment as hereinabove set forth, Tenant's agreement to pay additional rental accrued up to the time of termination shall survive the expiration or termination of the Lease.

8.       HOLDING OVER

         Should Tenant hold over after the termination of this Lease, by lapse of time or otherwise, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Lease; provided, however, during such


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holding over, Tenant shall pay Base Rent and additional rent (as heretofore adjusted, or as estimated by Landlord) at One Hundred Fifty (150%) Percent of the rate payable for the month immediately preceding said holding over and all Additional Rent due for each subsequent month during such holdover period, and in addition, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's holding over. Alternatively, at the election of Landlord expressed in a written notice to the Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year at one hundred fifty percent (150%) of the rent paid in the last year hereof. The provisions of this paragraph do not exclude the Landlord's rights of re-entry or any other right hereunder.

9.       BUILDING SERVICES

         A. Landlord agrees to furnish to the Premises and the common areas during reasonable hours (8:00 A.M. to 6:00 P.M. Mondays through Fridays and 8:00 A.M. to 1:00 P.M. on Saturdays) except for the following legal holidays:
Memorial Day, July 4% Labor Day, Thanksgiving, Christmas and New Years Day, and subject to the rules and regulations of the Building, passenger and freight elevator service to the extent applicable, heat and air conditioning in accordance with the design for such systems and as required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises and common areas, subject to scheduling by Landlord. Tenant shall furnish its own janitorial and cleaning services in and about the Premises, comparable to the standard janitor services furnished by other first class office buildings in the Jurisdiction which the property is located.

         B. Landlord shall maintain and operate the common areas and any other portions of the Building within its control (to the extent not the responsibility of Tenant in accordance with this Lease) in a manner and to the standard substantially similar to other first-class single story service center buildings in the jurisdiction where the Property is located, the expenses of which shall be included in Operating Costs. Neither Landlord nor Landlord's beneficiaries, nor any company, firm or individual, operating, maintaining, managing or supervising the plant or facilities furnishing the services included in Landlord's energy costs nor any of their respective agents, beneficiaries, or employees, shall be liable to Tenant, or any of Tenant's employees, agents, customers or invitees or anyone claiming through or under Tenant, for any damages, injuries, losses, expenses, claims or causes of action, because of any interruption or discontinuance at any time for any reason in the furnishing of any of such services, or any other service to be furnished by Landlord as set forth herein; nor shall any such interruption or discontinuance relieve Tenant from full performance of Tenant's obligations under this lease.

         C. Electricity shall not be furnished by Landlord, but except as otherwise hereinafter provided, shall be furnished by the approved electric utility company serving the area ("Electric Service Provider"). Landlord shall permit the Tenant to receive such service direct from such public utility company at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the local utility company for metering and paying for electric current furnished by it to Tenant and Tenant shall pay for all charges for electric current consumed on the Premises during Tenant's occupancy thereof. The electricity used during the performance of janitorial service, the making of alterations or repairs in the Premises, and for the operation of the Premises' air conditioning system at times other than as provided herein; or the

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

operation of any special air conditioning systems which may be required for data processing equipment or for other special equipment or machinery installed by Tenant, shall be paid for by Tenant. Tenant shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. Tenant also agrees to purchase from the Landlord or its agent all lamps, bulbs after the initial installation thereof, ballasts and starters used in the Premises, provided however that the availability, quality, and cost of any such items shall be comparable to that available to Tenant from other suppliers. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises to connect to electric current (except through existing electrical outlets in the Premises) or water pipes, any apparatus or device for the purpose of using electric current or water. If Tenant shall require water or electric current in excess of that which is respectively obtainable from existing water pipes or electrical outlets and normal for use of the Premises as general office space, Tenant shall first procure the consent of Landlord, which Landlord may not unreasonably refuse. If Landlord consents to such excess water or electric requirements, Tenant shall pay all costs including but not limited to meter service and installation of facilities necessary to furnishing such excess capacity.

         D. Landlord has advised Tenant that presently Electric Service Provider is the utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, to the extent permitted by law, Landlord shall have the right at any time and from time to time during the Term to either contract for service from a different company or companies providing electricity service (each such company hereinafter described as an "Alternate Service Provider") or continue to contract for service from the Electric Service Provider. Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times, and as reasonably necessary, shall allow Landlord, Electric Service Provider and any alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

10. CONDITION OF THE PREMISES.

         A. Subject to "punch lists" heretofore referred to by taking possession of the Premises, Tenant shall be deemed to have agreed that the Premises were as of the date of taking possession, in good order, repair and condition. No promises of the Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation or warranty expressed or implied, respecting the condition of the Premises or the Building has been made by the Landlord to Tenant, unless the same is contained herein or made a part hereof.

         B. Tenant shall, at its own expense, keep the Premises in good repair and tenantable condition, and shall promptly and adequately repair all damages to the Premises under the supervision and with the approval of Landlord and within a reasonable period of time as specified by Landlord, loss by ordinary wear and tear, fire and other casualty excepted. If Tenant does not do so promptly and adequately, Landlord may, but need not, make such repairs and Tenant shall reimburse Landlord therefor on demand.

         C. The parties acknowledge that Landlord has furnished hurricane shutters and related installation equipment, including mounting screws (collectively, the "Shutters") for attachment to the building, as required by law, but that it is undesirable for such Shutters to be installed to cover the outer doors and windows at the Premises, unless and until a hurricane or similar natural condition threatens for which the use of such Shutters would be desired, advised, or required. Landlord shall use reasonable efforts to install and remove the Shutters at such time or times when such installation may be required by law or deemed advisable by Landlord, but Landlord cannot and does not grant any assurance to Tenant that the Shutters will be installed or removed when needed (due to, among other things, the limited mount of time and general chaos preceding the need) so Tenant shall remain free to install and remove the Shutters when such installation or removal may be required by law or desired by Tenant. Accordingly, Tenant hereby releases Landlord from any duty to make such installations or removals at any time or times and for any loss or damage (including, but not limited to, the Premises) as may arise from any failure to make such installations or removals. If Tenant installs or removes the Shutters, then Tenant assumes responsibility for any loss or damage to the Shutters as a consequence of Tenant's installation or removal thereof from time to time.

         D. The parties acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements under Title III of the ADA ("Title III") pertaining to business operations, accessibility and barrier removal, and that such requirements may be unclear and may or may not apply to the Premises and the Building depending on, among other things: (1) whether Tenant's business operations are deemed a "place of public accommodation" or a "commercial facility," (2) whether compliance with such requirements is "readily achievable" or "technically infeasible," and (3) whether a given alteration affects a "primary function area" or triggers so-called "path of travel" requirements. Landlord represents that the Building, and any tenant improvements installed by Landlord at the Premises in accordance with this Lease, comply with Title III as of the date of the Commencement Date. Tenant shall be responsible for all Title III compliance and costs in connection with the Premises (including structural work, if any, and including leasehold improvements or other work to be performed in the Premises under or in connection with this Lease) to the extent arising out of (i) compliance with new requirements under Title III required after the Commencement Date, (ii) matters specific to Tenant's activities or operations, or (iii) alterations to the Premises made by Tenant.

11.      USES PROHIBITED

         Tenant shall not use, or permit the Premises or any part thereof to be used, for any purpose or purposes other than as specified the Lease Schedule. No use shall be made or permitted to be made of the Premises, nor acts done, which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell, or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by Landlord's insurance policies. Tenant shall not commit or suffer to be committed, any waste upon the Premises, or any public or private nuisance or other act or thing which may disturb the quiet enjoyment of any other Tenant in the Building, nor, without limiting the generality of the foregoing, shall Tenant allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose. Tenant agrees at all times to cause the Premises to be operated in compliance with all federal, state, local or municipal laws, statutes, ordinances, and roles and regulations, including but not limited to those relating to zoning, environmental protection, health, and safety. Tenant further agrees to promptly cure any such violation at its own expense, and shall furthermore defend and indemnify Landlord, beneficiaries, mortgagees, and officers, agents, and employees thereof respectively, for any and all liability, loss, costs (including attorneys' fees and expenses), damages, responsibilities or obligations incurred as a result of any violation of any of the foregoing. Tenant shall upon request of Landlord certify in writing that it is in compliance with applicable local, state and federal environmental roles, regulations, statutes and laws for the preceding year. At the request of the Landlord, Tenant shall submit to the Landlord, or shall make available for inspection and copying upon reasonable notice and at reasonable times, any or all of the documents and materials prepared by or for Tenant pursuant to any environmental law or regulation or submitted to any governmental regulatory agency in conjunction therewith. Landlord shall have reasonable access to the Premises to inspect the same to confirm that the Tenant is using the Premises in accordance with local, state and federal environmental roles, regulations, statutes and laws. Tenant shall, at the request of the Landlord and at the Tenant's expense, conduct such testing and analysis as is necessary to ascertain whether the Tenant is using the Premises in compliance with all local, state and federal environmental rules, regulations, statutes and laws, provided however, Landlord shall not request that Tenant conduct such tests unless Landlord has a reasonable suspicion that Tenant may be in violation of the foregoing rules, regulations, statutes, or laws. Said tests shall be conducted by qualified independent experts chosen by the Tenant and subject to Landlord's reasonable approval. Copies of reports of any such tests shall be provided to the Landlord. Landlord shall give Tenant at least twenty (24) hours notice prior to any inspection or entry on the Premises, except in an emergency, when no notice shall be required. The provisions within this paragraph shall survive termination of this Lease and shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns, and mortgagees thereof.

12.      COMPLIANCE WITH LAW

         Tenant shall not use the Premises or permit anything to be done in or about the Premises which in any way conflict with any law, statute, ordinance or governmental role or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent Jurisdiction or the admission of Tenant in an action against Tenant whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between Landlord and Tenant.

13.      ALTERATIONS AND REPAIRS

         A. Tenant shall keep the Premises in good condition and repair ordinary wear and tear and loss by fire and other casualty excepted, and shall not do any painting or make any alterations in or additions, changes or repairs to the Premises without the Landlord's prior written approval in each and every instance, such consent not to be unreasonably withheld. It shall not be unreasonable for Landlord to withhold approval of any alteration or addition which impacts structure or any Building system, or which would otherwise result in requiring additional improvements to the Premises and/or the Property. In the event Landlord grants the requested approval, Tenant shall be responsible for the cost of any such alteration or additions, as well as the cost of any improvements to the Premises and/or Property required as the result thereof. Any such approval shall further be subject to the terms and conditions of Appendix "B" attached hereto and specifically incorporated by reference herein. Unless otherwise agreed by Landlord and Tenant in writing, all such work shall be performed either by or under the direction of Landlord, but at the cost of Tenant. During the term of this Lease, no work shall be performed by or under the direction of Tenant without the express written consent of Landlord.
Unless otherwise provided by written agreement, all alterations, improvements, and changes shall remain upon and be surrendered with the Premises, excepting however that at Landlord's option, Tenant shall, at its expense, when surrendering the Premises, remove from the Premises and the Building all such alterations, improvements, and changes, if installed or made without Landlord's approval or Landlord reserved the right to require such removal when approving the same, and Tenant shall, on the election of Landlord, remove any trade fixtures, and in any such case restore the Premises to a condition reasonably satisfactory to Landlord. If Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements after request to do so by Landlord, Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. Except to the extent of Landlord's negligent or willful act or omission, Tenant hereby agrees to hold Landlord and Landlord's beneficiaries, their agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Any mechanic's lien filed against Premises, or the Building or the Property, for work claimed to have been furnished to Tenant shall be discharged of record by Tenant within ten (10) days thereafter, at Tenant's expense, provided however Tenant shall have the right to contest any such lien on the posting of reasonably sufficient security.

         Notwithstanding anything contained in this Lease to the contrary, the interest of the Landlord shall not be subject to liens for improvements made by the Tenant and the fee title to the Property shall not be encumbered by any liens arising out of work performed on the Property, by, at the request of, under contracts entered into with, or by persons or parties claiming under or through, Tenant, regardless of whether such work is performed pursuant to this Lease or pursuant to any other agreement now existing or hereafter arising between Landlord and Tenant. Further, pursuant to Chapter 713.10, Florida Statutes, Tenant shall (a) notify each and every contractor who performs such work in connection with such improvements of this provision, (b) provide a copy of this provision to each of such contractors, (c) require and cause each of such contractors to notify and provide a copy of this provision to each person or party with whom they may deal in connection with the construction of such improvements and require each such person or party to do likewise with persons or parties with whom they may deal, to the end that all contractors, persons, or parties, who provide supplies, furnish labor, or otherwise act to bring about improvements and betterments to the Property will be placed on actual notice of this provision.

         B. Tenant shall, at the termination of this Lease, surrender the Premises to Landlord in as good condition and repair as reasonable and proper use thereof will permit, loss by ordinary wear and tear, fire or other casualty excepted.

14.      ABANDONMENT

         During the term, if Tenant shall abandon, vacate or surrender (whether at the end of the stated term or otherwise) the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed abandoned, at the option of the Landlord.

15.      ASSIGNMENT AND SUBLETTING

         A. Tenant shall not assign this Lease, or any interest therein and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person to occupy or use the Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Landlord's consent shall not be required for (a) assignments or subleases to affiliates or subsidiaries of Tenant, so long as:
(i) the use of the Premises does not change; (ii) Landlord is given prior notice thereof; and (iii) Tenant is not relieved of any of its liabilities or responsibilities or any liabilities hereunder and, in the case of any assignment, an assignment and assumption document executed by the Tenant and the assignee, reasonably acceptable to Landlord, is delivered to Landlord, whereby the Tenant reaffirms such responsibilities and liabilities and the assignee assumes all of such responsibilities and liabilities jointly and severally with Tenant or Co) assignments or subleases to any purchaser of all or substantially all of the assets of Tenant or any successor to tenant by merger, so long as all of the conditions in clauses (a)(i) - (iii) of this sentence are satisfied and the purchaser or successor, after the purchase or merger, respectively, has a net worth in accordance with consistently applied generally accepted accounting principles equal to or greater than Tenant's net worth as shown in its financial statements delivered to Landlord dated as of June 30, 1999, and proof thereof is furnished to Landlord with the prior notice required by clause (a)(iii) above. Tenant agrees all advertising by Tenant or on Tenant's behalf in any general circulation newspaper with respect to the leasing or subletting of the Premises or any part thereof or assignment of this Lease, must offer the space for lease at a rental not less than that for which comparable space in the Building is then being offered by Landlord for rent or not advertise the rental rate for such space.

         B. Except for assignments and subleases to affiliates or subsidiaries as provided in the immediately preceding paragraph, Tenant shall, by notice in writing, advise Landlord of its intention from on and after a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to assign or to sublet any such part of all of the Premises for the balance or any part of the Term, and, in the event of any assignment of this Lease or the subletting of all of the Premises, Landlord shall have the right, to be exercised by giving written notice to Tenant thirty (30) days after receipt of Tenant's notice, to recapture the Premises and such recapture notice shall, if given, cancel and terminate this Lease as of the date stated in Tenant's notice. Tenant's said notice shall state the name and address of the proposed subtenant or assignee, the proposed subtenant's or assignee's intended use of the Premises, and shall include the potential subtenant's or assignee's most current certified financial statement, and a true and complete copy of the proposed assignment or sublease or form of assignment shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the space hereby demised and if Landlord shall give the aforesaid recapture notice with respect thereto, the Term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If Landlord, upon receiving Tenant's said notice with respect to any such space, shall not exercise its right to cancel as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assigning or subletting the space covered by its notice, provided; (i) at the time thereof Tenant is not in default under this Lease, (ii) Landlord, in its sole discretion reasonably exercised, determines that the reputation, business, proposed use of the Premises and financial responsibility of the proposed sublessee or occupant, as the case may be, of the Premises are satisfactory to Landlord, (iii) any assignee or subtenant shall expressly assume all the obligations of this Lease on Tenant's part to be performed; (iv) such consent if given shall not release Tenant of any of its obligations (including, without limitation, its obligation to pay rent) under this Lease, (v) Tenant agrees specifically to pay over to Landlord, as additional rent, fifty percent (50%) of ail sums received by Tenant under the terms and conditions to such assignment or sublease, which are in excess of Tenant's actual and reasonable subletting costs and the amounts otherwise required to be paid pursuant to the Lease;
(vi) a consent to one assignment, subletting occupation or use shall be limited to such particular assignment, sublease or occupation and shall not be deemed to constitute Landlord's consent to an assignment or sublease to or occupation by another person. Any such assignment or subletting without such consent shall be void and shall, at the option of Landlord, constitute a default under this Lease. Tenant will pay all of Landlord's costs associated with any such assignment or subletting including but not limited to reasonable legal fees; and (vii) the person or entity to whom Tenant wishes to assign or sublet is not (nor, immediately prior to such assignment or sublease, was) a tenant or occupant in the Buildings; or any other building owned or operated by Landlord or any affiliate thereof, in the same complex as the Building.

16.      SIGNS

         Tenant shall not place or affix any exterior or interior signs visible from the outside of the Premises.

17.      DAMAGE TO PROPERTY - INJURY TO PERSONS

         A. Tenant, as a material part of the consideration to be rendered to Landlord under this Lease, to the extent permitted by law, hereby waives all claims, except claims caused by or resulting from the non-performance of the Landlord, or the willful or negligent act or omission of Landlord, its agents, servants or employees which Tenant or Tenant's successor or assigns may have against Landlord, its agents, servants, or employees, for loss, theft or damage to the property and for injuries to persons in, upon or about the Premises or the Building from any cause whatsoever. Tenant will hold Landlord, its agents, servants, and employees exempt and harmless from and on account of any damage or injury to any person, or to the goods, wares, and merchandise of any person, arising from the uses of the Premises by Tenant or arising from the failure of Tenant to keep the Premises in good condition as herein provided if non-performance by the Landlord or the negligence of the Landlord, its agents, servants or employees does not contribute thereto. Neither Landlord nor its agents, servants, or employees shall be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the same Building, or by any owner or occupant of adjoining or contiguous property; provided, however, that the provisions of this paragraph shall not apply to negligent or willful acts or omissions of Landlord or the misconduct of any such individuals or entities. Tenant agrees to pay for all damage to the Building or the Premises, as well as all damage to Tenants or occupants thereof caused by Tenant's misuse or neglect of the Premises, its apparatus or appurtenances or caused by an licensee, contractor, agent to employees of Tenant.

         B. Particularly, but not in limitation of the foregoing paragraph, ail property belonging to Tenant or any occupant of the Premises that is in the Building or the Premises shall be there at the risk of Tenant or other person only, and Landlord or its agent, servants, or employees (except in case of non-performance by the Landlord or the negligent or willful acts or omissions of Landlord or its agents, servants, or employees) shall not be liable for damage to or theft of or misappropriation of such property; nor for any damage to property entrusted to Landlord, its agents, servants, or employees, if any; nor for the loss of or damage to any property by theft or otherwise, by any means whatsoever, nor for any injury or damage to per. sons or property resulting from fire, explosion, failing plaster, steam, gas, electricity, snow, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever; nor for interference with the light or other incorporeal hereditaments, nor for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

         C. In case any action or proceeding be brought against Landlord by reason of any obligation on Tenant's part to be performed under the term of this Lease, or arising from any act or negligence of the Tenant, or of its agents or employees, Tenant, upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

         D. Tenant shall maintain in full force and effect during the term of this Lease (including any period prior to the beginning of the term during which Tenant has taken possession and including also any period of extension of the Term in which Tenant obtains possession), in responsible companies licensed to do business in the Jurisdiction in which the Property is located and approved by Landlord (i) fire and extended coverage insurance (including an endorsement for vandalism and malicious mischief) covering all Tenant's property in, on or about the Premises, with full waiver of subrogation rights against Landlord in an amount equal to the full replacement cost of such Property, and (ii) public liability insurance insuring Tenant against all claims, demands or action for injury to or death of any one person in an amount of not less than TWO MILLION ($2,000,000.00) DOLLARS and for injury to or death of more than one person in any one accident in an amount not less than THREE MILLION ($3,000,000.00) DOLLARS and for damage to property in an amount of not less than ONE HUNDRED THOUSAND ($100,000.00) DOLLARS or such other amounts as Landlord may reasonably require from time to time and (iii) rental insurance equal to one year's rent insurance. All liability policies shall cover the entire demised premises. Landlord shall maintain in full force and effect during the term of this Lease fire and extended coverage insurance for the full replacement cost of the Building (including, windstorm insurance to the extent available to Landlord at commercially reasonable rates and on a commercially reasonable basis, as determined by Landlord in its reasonable discretion) and public liability insurance covering common areas of the Building, in at least the amount required to be maintained by Tenant, the premiums for which shall be included in the Operating Costs.

         E. All such policies shall name Landlord, any mortgagees of Landlord, and all other parties designated by Landlord as additional parties insured. All insurance policies shall indicate that at least thirty (30) days prior written notice shall be delivered to all additional parties insured by the insurer prior to modification, termination, or cancellation of such insurance and Tenant shall provide Certificates of Insurance, not less than ten (10) days prior to the Commencement Date, evidencing the aforesaid coverage to all insured parties. Failure of Tenant to provide the insurance coverage set forth in subparagraphs (ii) and (iii) in the immediately preceding paragraph shall entitle Landlord to either (a) treat said failure as a default and/or Co) obtain such insurance and charge Tenant the premiums therefor plus interest thereon as additional rent. Tenant shall not violate or permit a violation of any of the conditions or terms of any such insurance policies and shall perform and satisfy all reasonable requirements of the insurance company issuing such policies. With respect to any insurance policy procured to comply with any financial assurance requirement imposed by any state or federal law or regulation, or to any other casualty, property, or environmental impairment insurance purchased by Tenant, such policy or policies shall name Landlord and any mortgagees of Landlord as additional parties insured.

18.      DAMAGE OR DESTRUCTION

         In the event the Premises or the Building are damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust coveting the Building, the damage shall be repaired by and at the expense of Landlord to the extent of such insurance proceeds available therefor, provided such repairs can, in Landlord's reasonable opinion, be made within two hundred seventy (270) days after the occurrence of such damage without the payment of overtime or other premiums. Until such repairs are completed, the rent shall continue to be paid by Tenant's rental insurance and shall otherwise be abated to the extent the Premises are rendered untenantable. If repairs cannot, in Landlord's reasonable opinion be made within two hundred seventy
(270) days, Landlord shall notify Tenant within thirty (30) days following the occurrence of such damage of its determination, in which event, or in the event such repairs are commenced but are not substantially completed within two hundred seventy (270) days of the date of such occurrence, either party may, by written notice to the other, cancel this Lease as of the date of the occurrence of such damage. Except as provided in this Section, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from any such fire or other casualty or from the making or not making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture or furnishings or on any fixtures or equipment removable by Tenant under the provisions of this Lease and that Landlord shall not be obliged to repair any damage thereto or replace the same. Landlord shall not be required to repair any injury or damage caused by fire or other cause, or to make any repairs or replacements to or of improvements installed in the Premises by or for Tenant.

19.      ENTRY BY LANDLORD

         Landlord and its agents shall have the right to enter the Premises at all reasonable times (upon reasonable notice except in cases of emergency) for the purpose of examining or inspecting the same, to supply janitorial services and any other service to be provided by Landlord to Tenant hereunder or any other tenants, to show the same to prospective purchasers of the Property or tenants for the Building, and make such alterations, repairs, improvements, or additions, whether structural or otherwise, to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may enter by means of a master key without liability to Tenant except for any failure to exercise due care for Tenant's property and without affecting this Lease. Landlord shall use reasonable efforts on any such entry not to unreasonably interrupt or interfere with Tenant's use and occupancy of the Premises.

20.      INSOLVENCY OR BANKRUPTCY

         A. In the event that Tenant shall become a debtor under Chapter 7, 11 or 13 of the Bankruptcy Code ("Debtor") and the trustee ("Trustee") or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may only be made if all of the terms and conditions of Sections 20.B and 20.D hereof are satisfied. The Tenant acknowledges that it is essential to the ability of Landlord to continue servicing the mortgage on the Building that a decision on whether to assume or reject this Lease be made promptly. Under these circumstances, Tenant agrees that should Tenant, as debtor-in-possession ("Debtor-in-Possession") or any Trustee appointed for Tenant, fail to elect to assume this Lease within sixty (60) days after the filing of the petition under the Bankruptcy Code ("Tenant's Petition"), this Lease shall be deemed to have been rejected. Tenant further knowingly and voluntarily waives any right to seek additional time to affirm or reject the Lease and acknowledges that there is no cause to seek such extension. If Tenant, as Debtor-in-Possession, or the Trustee abandons the Premises, the same shall be deemed a rejection of the Lease. Landlord shall be entitled to at least thirty (30) days prior written notice from Tenant, as Debtor-in-Possession, or its Trustee of any intention to abandon the Premises. Landlord shall thereupon be immediately entitled to possession of the Premises without further obligation to Tenant or the Trustee, and this Lease shall be cancelled, but Landlord's right to be compensated for damages in such liquidation proceeding shall survive.

         B. No election by the Trustee or Debtor-in-Possession to assume this Lease, whether under Chapter 7, 11 or 13, shall be effective unless each of the following conditions, which Landlord and Tenant acknowledge are commercially reasonable in the context of a bankruptcy proceeding of Tenant, have been satisfied, and Landlord has so acknowledged in writing:

               (i) The Trustee or the Debtor-in-Possession has cured, or has provided Landlord adequate assurance (as defined below) that:

                   (a) Within ten (10) days from the date of such assumption the Trustee will cure all monetary defaults under this Lease; and

                   (b) Within thirty (30) days from the date of such assumption the Trustee will cure all non-monetary defaults under this Lease.

             (ii) The Trustee or the Debtor-in-Possession has compensated, or has provided to Landlord adequate assurance that within ten (10) days from the date of assumption Landlord will be compensated, for any pecuniary loss incurred by Landlord arising from the default of

Tenant, the Trustee, or the Debtor-in-Possession as recited in Landlord's written statement of pecuniary loss sent to the Trustee or Debtor-in-Possession.

             (iii) The Trustee or the Debtor-in-Possession has provided Landlord with adequate assurance of the future performance (as defined below) of each of Tenant's the Trustee's or Debtor-in-Possession's obligations under this Lease, provided, however, that:

                   (a) The Trustee or Debtor-in-Possession shall also deposit with Landlord, as security for the timely payment of rent, an amount equal to three (3) months Base Rent (as adjusted pursuant to Section 20.B.(3)(c) below) and other monetary charges accruing under this Lease; and

                   (b) If not otherwise required by the terms of this Lease, the Trustee or Debtor-in- Possession shall also pay in advance one-twelfth (1/12') of Tenant's annual obligations under this Lease for Operating Costs, Taxes, insurance and similar charges.

                   (c) From and alter the date of the assumption of this Lease, the Trustee or Debtor-in-Possession shall pay as minimum rent an amount equal to the sum of the minimum rent otherwise payable hereunder, within the five (5) year period prior to the date of Tenant's Petition, which amount shall be payable in advance in equal monthly installments.

                   (d) The obligations imposed upon the Trustee or Debtor-in-Possession shall continue with respect to Tenant or any assignee of this Lease after the completion of bankruptcy proceedings.

              (iv) The assumption of the Lease will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the Property.

               (v) The Tenant as Debtor-in-Possession or its Trustee shall provide the Landlord at least forty-five (45) days' prior written notice of any proceeding concerning the assumption of this Lease.

              (vi) For purposes of this Section 20.B, Landlord and Tenant acknowledges that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance" shall mean:

                   (a) The Trustee or the Debtor-in-Possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Debtor-in-Possession will have sufficient funds to fulfill the obligations of Tenant under this Lease.

                   (b) The Bankruptcy Court shall have entered an order segregating sufficient cash payable to Landlord, and/or the Trustee or Debtor-in-Possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Tenant, the Trustee or Debtor-in-Possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Debtor-in-Possession, to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above.

         C. In the event that this Lease is assumed by a Trustee appointed for Tenant or by Tenant as Debtor-in-Possession, under the provisions of
Section 20.B hereof, and thereafter Tenant is liquidated or files a subsequent Tenant's Petition for reorganization or adjustment of debts under Chapter 11 or 13 of the Bankruptcy Code, then, and in either of such events, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant written notice of its election to so terminate, within thirty (30) days after the occurrence of either of such events.

         D. If the Trustee or Debtor-in-Possession has assumed this Lease pursuant to the terms and provisions of 20.A and 20.B hereof, for the purpose of assigning (or elects to assign) Tenant's interest under this Lease or the estate created thereby, to any other person, such interest or estate may be so assigned only if Landlord shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this Section 20.D of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant.

            For purposes of this Section 20.D, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "adequate assurance of future performance" shall mean that each of the following conditions have been satisfied, and Landlord has so acknowledged in writing:

               (a) The assignee has submitted a current financial statement audited by a certified public accountant which shows a net worth and working capital in amounts determined to be sufficient by Landlord to assure the future performance by such assignee of Tenant's obligations under this Lease;

               (b) The assignee, if requested by Landlord, shall have obtained guarantees in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of creditworthiness; and

               (c) The Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

         E. When, pursuant to the Bankruptcy Code, the Trustee or Debtor-in-Possession shall be obligated to pay reasonable use and occupancy charges for the use of the Premises or any portion thereof, such charges shall not be less than the minimum rent as defined in this Lease and other monetary obligations of Tenant for the payment of Operating Costs, Taxes, insurance and similar charges.

         F. Neither Tenant's interest in this Lease, nor any lesser interest of Tenant herein, nor any estate of Tenant hereby created, shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law, unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived, nor shall it waive the need to obtain Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

         G. In the event the estate of Tenant created hereby shall be taken in execution or by the process of law, or if Tenant or any guarantor of Tenant's obligations shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are filed by or against such guarantor under the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, or if a custodian receiver or Trustee of the property of Tenant or such guarantor shall he appointed under state law by reason of Tenant's or such guarantor's insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of Tenant's or such guarantor's property for the benefit of creditors under state law; then and in any such event Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of the election to so terminate within thirty
(30) days after the occurrence of such event.

21.      DEFAULT

         A. If any of the following events of default shall occur, to wit;

              (i) Tenant defaults for more than five (5) days after notice of default after the due date therefor in the payment of rent (whether Base Rent or additional rent) or any other sum required to be paid hereunder, or any part thereof, or

             (ii) Tenant defaults in the prompt and full performance of any other (i.e. other than payment of rent or any other sum) covenant, agreement or condition of this Lease and such other default shall continue for a period of twenty (20) days after written notice thereof from Landlord to Tenant (unless such other default involves a h~Tardous condition, in which event it shall be cured forthwith); provided, however, that in the event such default cannot be cured within a period of twenty (20) days and Tenant is diligently attempting to cure such default, the time period to cure same shall be reasonably extended but in no event for a period of more than ninety (90) days, or

             (iii) The leasehold interest of Tenant be levied upon under execution or be attached by process of law, or if Tenant abandons the Premises, or

              (iv) Bankruptcy or insolvency of Tenant,

then in any such event, Landlord, besides any other rights or remedies that it may have, shall have the immediate right of re-entry and may remove all persons and property from the Premises; such Property may be removed and stored in any other place in the Building in which the Premises are situated, or in any other place, for the account of and at the expense and at the risk of Tenant.

         B. Tenant hereby waives all claims for damages which may be caused by the re-entry of Landlord and taking possession of the Premises or removing or storing the furniture and property as herein provided, and will save Landlord harmless fi'om any loss, costs, or damages occasioned Landlord thereby, and no such re-entry shall be considered or construed to be a forcible entry.

         C. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law; it may either terminate this Lease or it may from time to time, without terminating this Lease, re-let the Premises or any part thereof for such terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises; provided, however, that unless and until Landlord notifies Tenant of Landlord's election to terminate this Lease, no such termination shall occur, notwithstanding the vacation of the Premises or the purported or attempted abandonment or surrender of the leasehold by Tenant or the changing of any locks to the Premises by Landlord.

         D. Landlord may elect to apply any and all rentals and other monies received by it from re-letting the Premises (i) to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; (ii) to the payment of any cost of such re-letting including but not limited to any broker's commissions or fees in connection therewith; (iii) to the payment of the cost of any alterations and repairs to the Premises; (iv) to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such re-letting after application by Landlord to the payments described in foregoing clauses (i) through (iv) during any month be less than that agreed to be paid during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly on demand by Landlord.

         E. In lieu of electing to receive and apply rentals as provided in the immediately preceding paragraph, Landlord may elect to receive fi.om Tenant as and for Landlord's liquidated damages for Tenant's default, an amount equal to the present value of the entire amount of Base Rent provided for in this Lease for the remainder of the Term, which amount shall be forthwith due and payable by Tenant upon its being advised of such election by Landlord.

         F. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of same is given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

         G. Nothing herein contained shall limit or prejudice the right of Landlord to provide for and obtain as damages by reason of any such termination of this Lease or of possession an amount equal to the maximum allowed by any statute or role of law in effect at the time when such termination takes place, whether or not such amount be greater, equal to or less than the amounts of damages which Landlord may elect to receive as set forth above. Notwithstanding anything to the contrary herein contained or any other rights exercised by Landlord hereunder, upon the occurrence of an event of a monetary or material default by Tenant under the terms of this Lease, rent which otherwise would be due or would have been due except for any abatement provided for in this Lease shall be immediately due and payable.

         H. Notwithstanding anything to the contrary herein contained, if Landlord shall fail to perform any covenant contained in this Lease upon Landlord's part to be performed, and if as a consequence, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied solely out of the proceeds of the sale of Landlord's interest in the Property as may be undertaken by Tenant in execution upon such judgment (which sale shall in all events be subject to any mortgages then encumbering the Property). In no event shall Tenant be entitled to collect or recoup the amount of such judgment (i) by setting off its rental obligation hereunder against the amount of such judgment, (ii) by executing on any bank accounts or assets of Landlord other than the Property, or (iii) by seeking or obtaining any deficiency judgment against Landlord or any of Landlord's constituent partners.

22.      RULES AND REGULATIONS

         The roles and regulations attached hereto and marked Appendix "C", as well as such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care and cleanliness of the Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such roles and regulations. The violation of any such rules and regulations by Tenant shall be deemed a default under this Lease by Tenant, affording Landlord all those remedies set out in the Lease. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building or any of said rules and regulations. Landlord agrees all rules and regulations shall be uniformly enforced.

23.      NON REAL ESTATE TAXES

         During the term hereof, Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises, and Tenant shall cause said fixtures, furnishing, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord's real property, the Tenant shall pay to Landlord its share of such taxes within ten
(10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenant's property.

24.      PERSONAL PROPERTY

         Tenant hereby conveys to the Landlord all the personal property situated on the Premises as security for the payment of ail rentals due or to become due hereunder. Said property shall not be removed therefrom without the consent of the Landlord, until all rent due or to become due hereunder shall have first been paid and discharged. It is intended by the parties hereto that this Lease constitutes a security agreement creating a security interest in and to such property, and Landlord, upon default of Tenant in the payment of rent, shall have all the rights of a secured party as provided in the Uniform Commercial Code, as from time to time in effect. Tenant further agrees to execute any financing statements required to perfect Landlord's interest in such property.

25.      EMINENT DOMAIN

         If the Building, or a substantial part thereof or a substantial part of the Premises, shall be lawfully taken or condemned or conveyed in lieu thereof, (or conveyed under threat of such taking or condemnation), for any public or quasi-public use or purpose, the term of this Lease shall end upon and not before the date of the taking of possession by the condemning authority and without apportionment of the award. Tenant hereby assigns to Landlord Tenant's interest, if any, in such award and specifically agrees that any such award shall be the entire property of Landlord in which Tenant shall not be entitled to share. Tenant further waives any right to challenge the right of the condemning authority to proceed with such taking. Current rent shall be apportioned as of the date of such termination. If any part of the Building other than the Premises or not constituting a substantial part of the Premises, shall be so taken or condemned (or conveyed under threat of such taking or condemnation), or if the grade of any street adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, Landlord shall have the right to cancel this Lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and Tenant shall have no right to share in any condemnation award or in any judgment for damages or in any proceeds of any sale made under any threat of condemnation or taking. Tenant shall have the right to separately pursue its own award for relocation expenses in the event of such condemnation proceedings.

26.      SUBORDINATION

         A. Landlord has heretofore and may hereafter from time to time execute and deliver mortgages or trust deeds in the nature of a mortgage, both referred to herein as "Mortgages" against the Land and Building, or any interest therein. If requested by the mortgagee or trustee under any Mortgage, Tenant hereby irrevocably authorizes Landlord to subordinate Tenant's interest in this Lease to said Mortgages, and to any and ail advances made thereunder and to the interest thereon, and to all renewals, replacements, modifications and extensions thereof, and to thereby make Tenant's interest in this lease inferior thereto; provided that so long as Tenant is not in default hereunder, its tenancy shall not be disturbed. Tenant shall execute any and all documents required by the holder of any of the Mortgages consistent with this Section 26, including, without limitation, a Subordination, Non-Disturbance and Attornment Agreement in substantially the form attached hereto as APPENDIX "E".

         B. It is further agreed that (i) if any Mortgage shall be foreclosed
(a) the liability of the mortgagee or trustee thereunder or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such trustee, mortgagee, purchaser or owner is the owner of the Building and such liability shall not continue or survive after further transfer of ownership; and Co) upon request of the mortgagee or trustee, Tenant will attorn as Tenant under this Lease, to the purchaser at any foreclosure sale under any Mortgage, and Tenant will execute such instruments as may be necessary or appropriate to evidence such attornment; and (ii) this Lease may not be modified or amended so as to reduce the rent or shorten the term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of the Landlord, nor shall this Lease be canceled or surrendered without the prior written consent, in each instance of the mortgagee or trustee under any Mortgage. It is understood that Tenant's tenancy shall not be disturbed so long as Tenant is not in default under this Lease.

         C. No mortgagee and no person acquiring title to the premises by reason of foreclosure of any Mortgage or by conveyance in lieu of foreclosure shall have any obligation or liability to Tenant on account of any security deposit unless such mortgagee or tifie holder shall receive such security deposit in cash.

27.      WAIVER

         The waiver of Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The acceptance of rent hereunder shall not be consumed to be a waiver of any breach by Tenant of any term, covenant or condition of this Lease. It is understood and agreed that the remedies herein given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy. It is also agreed that after the service of notice or the commencement of a suit or judgment for possession of the Premises, Landlord may collect and receive any monies due, and the payment of said monies shall not waive or affect said notice, suit or judgment.

28.      INABILITY TO PERFORM

         This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall not be affected, impaired or excused, nor shall Landlord at any time be deemed to be in default hereunder because Landlord is unable to fulfill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or by implication to be supplied or is unable to make, or is delayed in making any Tenant improvement, repair, additions, alterations, or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any outside cause whatsoever beyond the reasonable control of Landlord, including but not limited to riots and civil disturbances or energy shortages or governmental preemption in connection with a national emergency or by reason of any rule, order, or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

29.      SUBROGATION

         The parties hereto agree to use good faith efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carded endorsed with a subrogation clause substantially as follows:
"This insurance shall not be invalidated should the insured waive in writing prior to a loss any or ail right of recovery against any party for loss occurring to the property described herein"; and each party hereto waives all claims for recovery from the other party for any loss or damage (whether or not such loss or damage is caused by negligence of the other party and notwithstanding any provision or provisions contained in this Lease to the contrary) to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance, subject to the limitation that this waiver shall apply only when it is permitted by the applicable policy of insurance.

30.      SALE BY LANDLORD

         In the event of a sale or conveyance by Landlord of the Building containing the Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. If any security deposit has been made by Tenant hereunder, Landlord shall transfer such security deposit to such successor in interest of Landlord and thereupon Landlord shall be released from any further obligations hereunder. This Lease shall not be affected by any such sale, and the Tenant agrees to attorn to the purchaser or assignee.

31.      RIGHTS OF LANDLORD TO PERFORM

         All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any stun of money, other than rent, required to be paid it hereunder, or shall fall to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or release Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the rate heretofore set forth with respect to late payments of rent, computed from the date of such payment by Landlord shall be payable to Landlord on demand and the Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

32.      ATTORNEYS' FEES

         In the event of any litigation between Tenant and Landlord to enforce any provision of this Lease, or any right of either party hereto, the unsuccessful party of such litigation, shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred therein. Moreover, if either party, without fault is made a party to any litigation instituted by or against the other party, the other party shall indemnify such party without fault against and save it harmless from all costs and expenses, including reasonable attorneys' fees incurred by it in connection therewith.

33.      ESTOPPEL CERTIFICATE

         Each party shall, at any time and from time to time upon not less than ten (10) days' prior written notice from the other, execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of the modification and certifying that this Lease, as so modified, is in full force and effect) and the dates to which the rental and other charges are paid and acknowledging that there are not, to such certifying party's knowledge, any uncured defaults on the part of the other party hereunder or specifying such defaults if any are claimed, as well as any other reasonable information requested by Landlord. In the case of a statement made by Tenant, it is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance and that not more than two (2) months' rental has been paid in advance.

34.      PREPARATION

         Landlord agrees to cause the Premises to be completed in accordance with the plans, specification and agreements approved by both parties on the terms, conditions, and provision as provided in the plans attached hereto in APPENDIX "D" which is attached hereto and made a part of this Lease. Upon completion and delivery thereof, Seller makes no promise to alter, remodel, decorate, clean, or improve the Premises or the Building and to representation or warranty expressed or implied, the condition of the Premises or the Building having been made. It is further understood that to the extent that any repairs, replacements or corrections are required to be made to the Premises and/or Building of any kind whatsoever, to cause same to comply with any applicable law, rule or regulation, whether federal, state or local, that the cost thereof shall be fully the responsibility of Tenant.

35.      NOTICE

         Any notice from Landlord to Tenant or from Tenant to Landlord may be served personally, by mail, by overnight delivery, by affixing a copy on any door leading into the Premises or by facsimile transmission. If served by mail, notice shall be deemed served on the second day after mailing by registered or certified mail, addressed to Tenant at the Premises or to Landlord at the place from time to time established for the payment of rent and a copy thereof shall until further notice, be served personally or by registered or certified mail to Landlord at the address shown for service of notice in the Lease Schedule. In the event of a release or threatened release of pollutants or contaminants to the environment resulting from Tenant's activities at the site or in the event any claim, demand, action or notice is made against the Tenant regarding Tenant's failure or alleged failure to comply with any local, state and federal environmental rules, regulations, statutes and laws, the Tenant shall immediately notify the Landlord in writing and shall give to Landlord copies of any written claims, demands or actions, or notices so made.

36.      DEPOSIT

         Tenant will deposit with Landlord the amount set forth as the Security Deposit in the Lease Schedule as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any rent and any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is to be used or applied, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option to the last assignee of Tenant's interest hereunder) at the expiration of the lease term and upon Tenant's vacation of the Premises.

37.      RIGHTS RESERVED

         Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of rent:

         A. To change the Building's name or street address;

         B. To install, affix and maintain any and all signs on the interior or exterior of the Building or on the Property;

         C. To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all interior or exterior lighting of the Building;

         D. To designate, restrict and control all sources from which Tenant may obtain sign painting and lettering, food and beverages or other services on the Premises, and in general to designate, limit, restrict and control any service in or to the Building and its tenants, provided such services as are designated by Landlord are reasonably competitive as to the rates charged thereby, and further provided that such designation, restrictions, or controls do not prohibit Tenant's operations in accordance with the terms of this Lease. No vending or dispensing machines of any kind shall be placed in or about the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, it is understood that Tenant shall have the right to operate beverage machines, microwave ovens, and refrigerators for the convenience of its employees and invitees;

         E. To retain at all times, and to use in appropriate instances, keys and/or keycards, to all doors within and into the Premises. No locks or bolts shall be altered, changed or added without the prior written consent of Landlord;

         F. To decorate or to make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purpose to enter upon the Premises, and during the continuance of said work to temporarily close doors, entryways, and public spaces in the Building and to interrupt or temporarily suspend Building services and facilities, provided that Tenant is not prevented from access to the Premises;

         G. To prescribe the location and style of the suite number and identification sign or lettering for the Premises occupied by Tenant;

         H. To enter the Premises at reasonable hours for reasonable purposes upon reasonable notice except in cases of emergency, including inspection and supplying janitorial or any other service to be provided to Tenant hereunder;

         I. To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to watchmen by designation or otherwise, and to establish their right to enter or leave in accordance with the provisions of the Lease. Landlord shall not be liable except for the willful or negligent act or omission of Landlord in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same or otherwise take such action or preventive measures deemed necessary by Landlord for the safety of the Tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety program developed by Landlord;

         J. To control and prevent access to common areas and other non-general public areas including any loading docks, service elevators, or roof;

         K. To have and retain a paramount title to the Premises flee and clear of any act of Tenant;

         L. To grant to anyone the exclusive right to conduct any business or render any services in the Building, which do not interfere with Tenant's use of the Premises;

         M. To approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Building, and to require all such items and furniture to be moved into and out of the Building and the Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any such property to be moved into or out of the building.

38.      OPTION TO EXTEND TERM

         A. OPTION. Provided (i) Tenant is then occupying at least seventy percent (70%) of the rentable area of the Premises, and (ii) Tenant's financial condition, as reasonably determined by Landlord, has not materially and adversely changed from that existing on the Commencement Date such that Landlord reasonably determines that Tenant cannot satisfy its duties, obligations and liabilities under this Lease for the Option Term (as hereinafter defined), Tenant is given the option to extend the Term hereof (the "Extension Option"), on all the provisions contained in this Lease as the same may be amended from time to time (together with such changes as Landlord may reasonably require in order to conform the terms and provisions of this Lease to then prevailing industry standards, provided that in no event shall the duties, obligations or liabilities of Tenant be materially increased thereby), for one (1) additional five (5) year period (the "Option Term") following expiration of the initial Term stated in Article 2 of this Lease (the "Initial Term"), by giving written notice of exercise of the option (the "Option Notice') to Landlord at least nine (9) months before the expiration of the Initial Term; provided that in no event shall the Annual Base Rent for the Option Term be determined prior to the commencement of the seventh (7th) calendar month preceding the expiration of the Initial Term.

         Notwithstanding the foregoing, if Tenant is in default on the date of giving the Option Notice, Tenant shall have no right to extend the Term and this Lease shall expire at the end of the Initial Term; or if Tenant is in default on the date the Option Term is to commence, the Option Term shall not commence and this Lease shall expire at the end of the Initial Term.

         The Annual Base Rent for the Option Term shall, during the first year of the Option Term, be in an amount equal to the fair market rental ("Fair Market Rental" as hereinafter defined) of the Premises at the commencement of the Option Term, but in no event less than 3% greater than the Base Rent for the last year of the original lease term (the "Adjustment Date"), and shall escalate by 3% per annum every twelve months during the balance of the Option Term.

         B. FAIR MARKET RENTAL

              (i) "Fair Market Rental" shall mean the rate being charged for comparable space in similar office buildings in the City of Fort Lauderdale, Florida, with similar amenities, taking into consideration: size, location, floor level, leasehold improvements or allowances provided (there being no obligation of Landlord to furnish or pay for any leasehold improvements or allowances during or in connection with the Option Term), term of the lease, extent of services to be provided, the time that the particular rate under consideration became or is to become effective, and any other relevant terms or conditions. Fair Market Rental as of the Adjustment Date shall be determined by Landlord with written notice (the "Rent Notice") given to Tenant on or before the later to occur of (1) the first day of the seventh
(7th) calendar month preceding the expiration of the Initial Term, as the case may be; and (2) thirty (30) days after receipt of the Option Notices, subject to Tenant's right to arbitration as hereafter provided. Within fifteen (15) business days after receipt of the Rent Notice, Tenant shall either (1) accept Landlord's determination of Fair Market Rental, (2) rescind its exercise of the Extension Option, or (3) demand arbitration. Failure on the part of Tenant to either demand arbitration or to rescind its exercise of the Extension Option within fifteen (15) business days after receipt of the Rent Notice from Landlord shall bind Tenant to the Fair Market Rental as determined by Landlord. Should Tenant elect to rescind its exercise of the Extension Option, the Term of this Lease shall expire on the Expiration Date of the original Lease Term. Failure on the part of Tenant to demand arbitration fifteen (15) business days after receipt of the Rent Notice from Landlord shall bind Tenant to the Fair Market Rental as determined by Landlord. Should Tenant elect to arbitrate and should the arbitration not have been concluded prior to the Adjustment Date, Tenant shall pay the Annual Base Rent to Landlord after the Adjustment Date, adjusted to reflect the Fair Market Rental as Landlord has so determined. If the amount of the Fair Market Rental as determined by arbitration is greater than or less than Landlord's determination, then any adjustment required to adjust the amount previously paid shall be made by payment by the appropriate party within ten (10) days after such determination of Fair Market Rental.

              (ii) If Tenant disputes the amount claimed by Landlord as Fair Market Rental, Tenant may require that Landlord submit the dispute to arbitration. The arbitration shall be conducted and determined in the city where the Building is located in accordance with the then prevailing rules of the American Arbitration Association or its successor for arbitration of commercial disputes, except that the procedures mandated by such rules shall be modified as follows:

                  (a) Tenant shall make demand for arbitration within fifteen
(15) business days after service of the Rent Notice, specifying therein the name and address of the person to act as the arbitrator on Tenant's behalf. The arbitration shall be a commercial real estate broker with at least ten
(10) years full-time commercial brokerage experience who is familiar with the Fair Market Rental of first-class commercial office space in area of Fort Lauderdale, Florida. Failure on the part of Tenant to make the timely and proper demand for such arbitration shall constitute a waiver of the right thereto. Within ten (10) business days after the service of the demand for arbitration, Landlord, at its option, may give notice to Tenant specifying the name and address of the person designated by Landlord to act as arbitrator on its behalf, which arbitrator shall be similarly qualified.

                  (b) If two arbitrators are chosen pursuant to paragraph
(B)(ii)(1) above, the arbitrators so chosen shall meet within ten (10) days after the second arbitrator is appointed and shall appoint a third arbitrator, who shall be a competent and impartial person with qualifications similar to those required of the first two arbitrators pursuant to paragraph
(B)(ii)(1) above. If they are unable to agree upon such appointment within five (5) business days after expiration of such ten (10) days period, the third arbitrator shall be selected by the parties themselves. If the parties do not so agree, then either party, on behalf of both, may request appointment of such a qualified person by the then president of the Board of Realtors for the county in which the Building is located. The single arbitrator or three arbitrators, as the case may be, shall decide the dispute, if it has not been previously resolved, by following the procedures set forth in paragraph (B)(ii)(3) below.

                  (c) The Fair Market Rental shall be fixed by the single arbitrator or three arbitrators, as the case may be, in accordance with the following procedures. If there is only a single arbitrator, then his determination of the Fair Market Rental shall be final and binding upon the parties. If there are three (3) arbitrators, then each of the two (2) arbitrators selected by the parties shall state, in writing, his determination of the Fair Market Rental supported by the reasons therefor and shall make counterpart copies for each of the other arbitrators. The arbitrators shall arrange for a simultaneous exchange of such proposed resolutions. The role of the third arbitrator shall be to select which of the two proposed resolutions most closely approximates his determination of Fair Market Rental. The third arbitrator shall have no right to propose a middle ground or any modification of either of the two proposed resolutions. The resolution he chooses as that most closely approximating his determination of the Fair Market Rental shall constitute the decisions of the arbitrators and shall be final and binding upon the parties.

                  (d) In the event of a failure, refusal or inability of any arbitrator to act, his successor shall be appointed by him, but in the case of the third arbitrator, his successor shall be appointed in the same manner as that set forth herein with respect to the appointment of the original third arbitrator. The arbitrators shall attempt to decide the issue within ten (10) business days after the appointment of the third arbitrator. Any decision in which the arbitrator appointed by Landlord and the arbitrator appointed by Tenant concur shall be binding and conclusive upon the parties, except that such arbitrators shall not attempt by themselves to mutually ascertain the Fair Market Rental, and any such determination, in a manner other than that provided for in paragraph B(ii)(3) hereof, shall not be binding on the parties. Each party shall pay the fees and expenses of its respective arbitrator and both shall share the fees and expenses of the single and, if applicable, third arbitrator. Attorneys' fees and expenses of counsel and of witnesses for the respective parties shall be paid by the respective party engaging such counsel or calling such witnesses.

                  (e) Any arbitrator shall have the right to consult experts and competent authorities for factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right on their part to cross-examine. The arbitrator(s) shall render the decision and award in writing with counterpart copies to each party. The arbitrator(s) shall have no power to modify the provisions of this Lease.

39.      REAL ESTATE BROKER

         Tenant represents that Tenant has dealt directly with and only with the brokers set forth in the Lease Schedule as brokers in connection with this Lease and agrees to indemnify and hold Landlord harmless from all claims or demands of any other broker or brokers for any commission alleged to be due such broker or brokers in connection with its participating in the negotiation with Tenant of this Lease.

40.      MISCELLANEOUS PROVISIONS

         A. Time is of the essence of this Lease and each and all of its provisions.

         B. Submission of this instrument for examination or signature by Tenant does not constitute a reservation or offer or option for lease, and it is not effective as a lease or otherwise so as to incur the least inconvenience to Tenant. Tenant acknowledges and agrees with Landlord that, except as may be specifically set forth elsewhere in this Lease, neither Landlord, nor any employee of Landlord, nor other party claiming to act on Landlord's behalf, has made any representations, warranties, estimations, or promises of any kind or nature whatsoever relating to the physical condition of the Building in which the Premises are located, or the land under the Building, including by way of example only, the illness of the Premises for Tenant's intended use or the actual dimensions of the Premises or Building.

         C. The invalidity or unenforceability of any provision hereof shall not affect or impair any other provisions.

         D. This Lease shall be governed by and construed pursuant to the laws of the Jurisdiction in which the property is located.

         E. Should any mortgage require a modification of this Lease, which modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees not to unreasonably withhold or delay its consent to such modification.

         F. Tenant agrees to provide to Landlord, upon request, a current financial statement of Tenant certified by an authorized representative of Tenant to be tree and correct, and further agrees to provide any other financial information reasonably requested by Landlord.

         G. All rights and remedies of Landlord under this Lease, or that may be provided by law, may be exercised by Landlord in its own name individually, or in its name by its Management Agent, and all legal proceedings for the enforcement of any such rights or remedies, including distress for rent, forcible detainer, and any other legal or equitable proceedings, may be commenced and prosecuted to final judgment and execution by Landlord in its own name individually or in its name or by its agent. Tenant conclusively agrees that Landlord has full power and authority to execute this Lease and to make and perform the agreements herein contained and Tenant expressly stipulates that any rights or remedies available to Landlord either by the provision of this Lease or otherwise may be enforced by Landlord in its own name individually or in its name by agent or principal.

         H. All of the covenants and conditions of this Lease shall survive the termination of the Lease.

         I. The marginal headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         J. Subject to complying with all of the provisions with respect to assignments and subleases, if Tenant is a corporation and if at any time during the Lease Term the person or persons who owns a majority of its voting shares at the time of the execution of this Lease cease to own a majority of such shares (except as a result of transfers by girl, bequest or inheritance), whether by merger, voluntary or involuntary transfer, or otherwise, Tenant shall so notify Landlord and Landlord may terminate this Lease by notice to Tenant given within ninety (90) days thereafter. This Section shall not apply to assignments, subleases or mergers which do not require Landlord's consent pursuant to Section 15 of this Lease or whenever Tenant (and, in case of any merger, the resulting successor Tenant) is a corporation, the outstanding voting stock of which is listed on a recognized security exchange or if at least ninety (90%) percent of its voting stock is owned by another corporation, the voting stock of which is so listed.

         K. Any and all Exhibits or Appendices attached hereto are expressly made a part of this Lease.

         L. Upon termination of the Lease or upon Tenant's abandonment of the leasehold, the Tenant shall, at its sole expense, remove any equipment which may cause contamination of the property, and shall clean up any existing contamination in compliance with all applicable local, state and federal environmental rules, regulations, statutes and laws or in accordance with orders of any governmental regulatory authority.

         M. This is a commercial lease and has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and both parties agree and represent each to the other that they have had the opportunity to obtain counsel of their own choice to represent them in the negotiation and execution of this Lease, whether or not either or both have elected to avail themselves of such opportunity. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

         N. WAIVER OF RIGHT TO TRIAL BY JURY: Landlord and Tenant hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by each of parties hereto and each party acknowledges to the other that neither the other party nor any person acting on its respective behalf has made any representations to induce this waiver of trial by jury or in any way to modify or nullify its effect. The parties acknowledge that they have read and understand the meaning and ramifications of this waiver provision and have elected same of their own free will.

         O. Landlord hereby covenants that so long as Tenant is not in default under the terms and provisions of this Lease, Tenant shall be entitled to quiet enjoyment of the Premises.

         P. This Lease does not grant any rights to light or air over or about the real property of Landlord. Except to the extent specifically otherwise herein provided, Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Building, all rights to and the land and improvements below the improved floor level of the Building, to the improvements and air rights above the Building and to the improvements and ak rights located outside the demising walls of the Building and to such areas within the Building required for installation of utility lines and other installations required to serve any occupants of the Building and to maintain and repair same, and no rights with respect thereto are conferred upon Tenant, unless otherwise specifically provided herein.

41.      TENANT-CORPORATION OR PARTNERSHIP

         In ease Tenant is a corporation, Tenant represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of the Tenant and constitutes the valid and binding agreement of the Tenant in accordance with the terms hereof. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. Also, it is agreed that each and every present and future partner in Tenant shall be and remain at all times jointly and severally liable hereunder and that the death, resignation or withdrawal of any partner shall not release the liability of such partner under the terms of this Lease unless and until the Landlord shall have consented in writing to such release. In case Tenant is a limited liability company, Tenant represents and warrants that this Lease has been duly authorized, executed, and delivered by and on behalf of the Tenant and constitutes a valid and binding agreement of the Tenant in accordance with the terms hereof.

42.      SUCCESSORS AND ASSIGNS

         The covenants and conditions herein contained shall apply to and bind the respective heirs, successors, Executors, administrators, and assigns of the parties hereto. The terms "Landlord" and "Tenant" shall include the successors and assigns of either such party, whether immediate or remote.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease the day and year first above written.


                                                              LANDLORD:
                                                              Florcor I Limited Partnership,
                                                              an Illinois limited partnership

                                                              By:      Florcor, Inc., an Illinois corporation,
                                                                       its general partner

                /s/ Rolla Heinen
-----------------------------------------------------         By:----------------------------------------------
Witness                                                       Its:     VICE PRESIDENT
                                                                 ----------------------------------------------
Print Name:       ROLLA HEINEN
           ------------------------------------------

Witness        /s/ CAROLE J. WEINBERG
           ------------------------------------------
                CAROLE J. WEINBERG
Print Name:------------------------------------------

                                                              TENANT:

                                                              IMPROVENET, INC., A CALIFORNIA CORPORATION

                                                                   /S/ Ronald Cooper
Witness                                                       By:-----------------------------------------------
                                                              Name:    RONALD   COOPER
                                                                   ---------------------------------------------

Print Name:       RICHARD A. ROOF                             Title:   PRESIDENT AND CEO
           ------------------------------------------               --------------------------------------------
     /s/ Richard A. Roof
-----------------------------------------------------
Witness

Print Name:------------------------------------------


                                   APPENDIX A

                                   APPENDIX B

                          FACILITY ALTERATION PROCEDURE

         To follow is the approved procedure which is acceptable in the event that you, as Tenant, should desire to alter the Premises which you occupy. All the steps below must be completed before any alterations are preferred:

         1. A letter requesting approval and describing the proposed alteration to the Premises must be sent to Landlord. This letter must be signed by the original signatory of the lease document or another authorized representative of Tenant and it must be received by Landlord prior to the commencement of any work.

         2. Copies of all sketches or drawings of the proposed alteration(s) must be submitted to Alter Asset Management, Inc. ("AAM") for approval by the landlord. Landlord's approval of the plans, specifications and working drawings for Tenant's alteration shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with laws, and/or roles and regulations of governmental agencies or authorities.

         3. It is the sole responsibility of the Tenant to contact local authorities, secure any necessary permits and to comply with any and all applicable codes and ordinances. Evidence of this shall be by copy of any building permit(s) or a letter from local authorities indicating that same is waived or not necessary.

         4. Insurance: All contractors and all subcontractor of any tier shall deliver to AAM prior to commencement of any work, a Certificate of Insurance and the certificate must name, as Additional Insureds with respect to commercial general liability insurance coverage, the current mortgage holder with respect to the Property and such other parties having insurable interests therein as Landlord shall specify.

         5. The Tenant hereby holds the Landlord, it's agents, beneficiaries, and AAM, each of them individually and severally harmless from any and all liability resulting from work being performed.

         6. No reasonable request for a facility alteration will be denied providing the structure itself is not altered or endangered, the buildings systems are not affected, the roof is not penetrated, and the procedure as outlined herein is fully and completely followed carefully. However, the decision to approve or deny any alteration lies solely at the discretion of Landlord. If a roof penetration is required by Tenant, Tenant must use the Landlord's roof contractor to complete the work at Tenant's sole cost.

         7. Upon receipt of complete sets of those items numbered one (1) through five (5) above, Tenant will be provided with a written response from AAM as to whether Tenant may proceed with the alteration requested.

         8. Proceeding with any alteration to your Premises without complete compliance with all of the foregoing is in direct violation of your Lease, and could result in litigation.

         9. AAM must be notified in writing upon completion of any approved alteration.

         10. A copy of a Contractor's Sworn Statement must be submitted to AAM prior to the start of any work. Upon completion of the work, final waivers of lien from each subcontractor in accordance with the Contractor's Sworn Statement, including any change orders executed during the course of the work, must be submitted to AAM. Landlord reserves the right to require Tenant to post a deposit in an amount determined by Landlord prior to the start of any work hereunder.

         11. It shall be at the sole option of the Landlord to require that any alteration become a part of the Premises, or be restored to its original condition at such time that Tenant has surrendered Premises. If required, said restoration shall be at the sole expense of the Tenant.

         12. Landlord reserves the right to charge Tenant a fee for services to review plans and specifications, to review work as it progresses, to evaluate that work in place is consistent with plans, and to prepare a final inspection and punchlist. The amount of the fee shall be equal to the greater of two percent (2%) of the cost of the work and $104.00 per work hour, or such other reasonable rate as may be established from time to time by Landlord. Such fee shall be paid prior to commencement of the work.

         13. It is Tenant's responsibility to furnish to Landlord a Certificate of Occupancy and/or evidence of passing a final inspection by the building department of the municipality where the Premises are located.

         14. To the extent that the Lease provides for reimbursement to Tenant for any portion of the cost of any work or improvements made by Tenant, Landlord shall make such payments to Tenant in accordance with the terms of the Lease upon Tenant's full compliance with the provisions of this Facility Alteration Procedure.

                                   APPENDIX C

                        RULES AND REGULATIONS ATTACHED TO
                           AND MADE PART OF THIS LEASE

         1. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wail which may in Landlord's judgment appear unsightly from outside the premises or the Building. Landlord shall furnish and install building standard window blinds at all exterior windows.

         2. The sidewalks, passages, exits, loading docks and entrances shall not be obstructed by Tenant or used by Tenant for any purpose other than for ingress to and egress from the Premises. The passages, exits, entrances and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Building. Neither Tenant nor any employees or invitees of any Tenant shall go upon the roof of the building.

         3. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this role shall be borne by Tenant.

         4. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

         5. No cooking other than microwave warming shall be done or permitted by Tenant on the Premises, nor shall the Premises be used for lodging.

         6. Tenant shall not bring upon, use or keep in the Premises or the Building any kerosene gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

         7. Landlord shall have sole power to direct electricians as to where and how telephone and other wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

         8. Upon the termination of the tenancy, Tenant shall deliver to the Landlord all keys or electronic key cards and passes for offices, rooms, parking lot and toilet rooms which shall have been furnished Tenant. In the event of loss of any keys or electronic key cards so furnished, Tenant shall pay the Landlord therefor. Tenant shall not make or cause to be made any such keys or electronic key cards and shall order all such keys or electronic key cards solely from Landlord and shall pay Landlord for any additional such keys or electronic key cards over and above the keys furnished by Landlord at occupancy.

         9. Tenant shall not install linoleum, tile, carpet or other floor coverings so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord.

         10. Tenant shall cause all doors to the Premises to be closed and securely locked before leaving the Building at the end of the day.

         11. Without the prior written consent of Landlord not to be unreasonably withheld or delayed, Tenant shall not use the name of the Building or any picture of the Building in connection with or in promoting or advertising the business of Tenant except Tenant may use the address of the Building as the address of its business.

         12. Tenant shall refrain from attempting to adjust any heat or air conditioning controls other than room or system thermostats installed within the Premises for Tenant's use.

         13. Tenant assumes full responsibility for protecting the Premises from theft, robbert and pilferage, which includes keeping doors locked and other means of entry to Premises closed and secured.

         14. Peddlers, solicitors and beggars shall be reported to the office of the Building or as Landlord otherwise requests.

         15. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities.

         16. Tenant shall allow no animals or pets other than guide dogs for disabled persons to be brought or to remain in the Building or any part thereof.

         17. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Building. Accordingly:

              (a) Landlord may at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Landlord and/or its agents, in their sole discretion, require that persons entering or leaving the Building identify themselves to watchmen or other employees designated by Landlord by registration, identification or otherwise.

              (b) Landlord may at any time, or from time to time or for regularly scheduled time periods, as deemed advisable by Landlord and/or its agents, in their sole discretion, employ such other security measures as but not limited to the search of all persons, parcels, packages, etc., entering and leaving the Building, the evacuation of the Building and the den/al of access of any person to the Building.

              (c) Tenant hereby assents to the exercise of the above discretion of Landlord and its agents, whether done acting under reasonable belief of cause or for drills, regardless of whether or not such action shall in fact be warranted and regardless of whether any such action is applied uniformly or as aimed at specific persons whose conduct is deemed suspicious.

              (d) The exercise of such security measures and the resulting interruption of service and cessation or loss of Tenant's business, if any, shall never be deemed an eviction or disturbance of Tenant's use and possession of the Premises, or any part thereof, or render Landlord liable to Tenant for damages or relieve Tenant from Tenant's obligations under this Lease.

              (e) Tenant agrees that it and its employees will cooperate fully with Building employees in the implementation of any and all security procedures.

         18. In the event carpeting is furnished by Landlord, Tenant will be fully responsible for and upon Landlord's request will pay for any damage to carpeting caused by lack of protective mats under desk chair or equipment or any other abnormal puncture and wearing of carpet.

         19. Tenant shall comply with all applicable laws, ordinances, governmental orders or regulations and applicable orders or directions from any public office or body having Jurisdiction, with respect to the Premises and the use or occupancy thereof. Tenant shall not make or permit any use of the Premises which directly or indirectly is forbidden by law, ordinances, governmental regulations or order or direction of applicable public authority, or which may be dangerous to person or property.

         20. Tenant shall not use or permit to be brought into the Premises or the Building any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done any act or thing which will invalidate or which if brought in would be in conflict with any insurance policy covering the Building or its operation, or the Premises, or any part of either, and will not do or permit to be done anything in or upon the Premises, or bring or keep anything therein, which shall not comply with all roles, orders, regulations or requirements of any organization, bureau, department or body having Jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall increase the rate of insurance on the Building, its appurtenances, contents or operation. The foregoing prohibitions shall include but not be limited to the discharge of any toxic wastes, or other hazardous materials in violation of any law, ordinance, statute, role or insurance regulation.

         21. If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the approval of Landlord and then only under direction of Landlord and at Tenant's expense. Tenant shall not install in the Premises any equipment which requires a substantial amount of electrical current without the advance written consent of the Landlord and Tenant shall ascertain from the Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other Tenants of the Building, and shall not in any event connect a greater load than such safe capacity.

         22. Service requirements of Tenant will be attended to only upon application to Management Agent of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instruction from Landlord.

         23. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord is intoxicated or under the influence of liquor or drags or who shall in any manner do any act in violation of any of the rules and regulations of the building.

         24. No vending machines of any description shall be installed, maintained or operated in the Premises without the written consent of Landlord.

         25. Tenant shall not (i) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air-conditioning apparatus in or about the Premises, (ii) carry on any mechanical business in or about the Premises without the written permission of Landlord, (iii) exhibit, sell or offer for sale, use, rent or exchange in the Premises or Building any article, thing or service except those ordinarily embraced within the permitted use of the Premises specified in this Lease, (iv) use the Premises for housing, lodging or sleeping purposes, (v) permit preparation or warming of food in the Premises or permit food to be brought into the Premises for consumption therein (warming of coffee and individual lunches of employees and invitees excepted) except by express permission of Landlord, (vi) place any radio, television antennae, or microwave dish on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises, (vii) operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises, (viii) use any illumination or power for the operation of any equipment or device other than electricity,
(ix) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere, (x) bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a disabled person) or other animal or bird, (xi) make or permit any objectionable noise or odor to emanate from the Premises, (xii) disturb, solicit or canvas any occupant of the Building, (xiii) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building, or (xiv) throw or permit to be thrown or dropped any article from any window or other opening in the Building.

         26. Tenant shall be responsible for the installation of the hurricane shutters which shall have been supplied by Landlord pursuant to applicable law, at such time or times when such installation may be required by law or desired by Tenant. Landlord shall not be responsible for any loss or damage to the Premises, due to Tenant's failure to install such shutters when advised or required. Tenant shall be responsible for loss or damage to the shutter equipment and for any loss or damage to the building which may be occasioned by Tenant's failure to install such shutters when needed to avoid or mitigate such loss or damage.

         27. From time to time Landlord reserves the right to amend and modify these rules and regulations.

                                  OFFICE LEASE

                                   WORKLETTER

                       Workletter B -Single Story Building
       (Landlord contracts with Shell & Core General Contractor-open book)

This is the Workletter referred to in the foregoing lease (the "Lease") by and between FLORCOR I LIMITED PARTNERSHIP ("Landlord"), and IMPROVENET, INC. ("Tenant") wherein Tenant agrees to lease certain space from Landlord in the Building located at 1700 N.W. 49th Street, Fort Lauderdale, Florida. The words "Premises," "Building," "Term," and other capitalized or defined terms as used herein shall have the respective meanings assigned to them in the Lease, except as otherwise provided or defined herein.

Landlord and Tenant agree as follows:

         1. SHELL AND CORE WORK. Landlord has constructed or will construct the shell and core of the Building as generally described in the Tenant Information Manual set forth in Attachment B, and will at its sole cost and expense complete any minor remaining work (collectively, the "Shell and Core Work").

         2. TENANT WORK. Landlord shall perform all work, other than the Shell and Core Work, required to prepare the Premises for occupancy by Tenant (the "Tenant Work"). The Tenant Work shall be performed pursuant to the Tenant Information Manual, Plans and Specifications prepared by Tenant and approved by Landlord as hereinafter provided.

         3. TENANT'S PLANS AND SPECIFICATIONS. Tenant will cause Tenant's Architect and the Consulting Engineers (as such terms are hereinafter defined), who have been retained by Tenant at Tenant's expense, which expense, as a soft cost component of the cost of the Tenant Work, will be allocated against the Landlord's Contribution provided by Landlord as set forth in Paragraph 4 hereof, to prepare architectural and engineering plans and specifications for the Tenant Work (the "Plans and Specifications") and submit the same, as approved by Tenant, to Landlord for Landlord's approval, which shall not be unreasonably withheld or delayed. The Plans and Specifications are required to include: (a) reflected ceiling plans; Co) dimensioned partition and door location plans; (c) finish plans; (d) furniture partition layout plans; (e) telephone and electrical plans noting any special lighting and power load requirements; (f) environmental design criteria and all security and communications information; (g) detail plans;
(h) mechanical, plumbing and fire protection plans; and (i) structural and engineering drawings and calculations, and to be suitable in all respects for bidding and construction.

         As used herein, the term "Tenant's Architect" shall mean George F. White & Associates and the term "Consulting Engineers" shall mean Youngross & Associates as Mechanical/Electrical/Plumbing (MEP) engineer. If Tenant shall designate and Landlord shall approve an architect and/or MEP engineer(s)/contractor(s) other than the base building architect and/or base building MEP engineer(s)/contractor(s), Tenant .understands and agrees that the cost of Landlord's review of the plans and specifications prepared by such other architect MEP or engineer(s)/contractor(s) will be borne by Tenant. If the Tenant Work could in Landlord's reasonable opinion affect Building systems or the Building structure, Landlord may engage other engineers to review the plans and specifications, and the reasonable out-of-pocket cost of such additional engineers shall also be borne by Tenant.

         Landlord shall advise Tenant within ten (10) business days after receipt of the Plans and Specifications in the form required by the first grammatical paragraph of this Paragraph 3 of its approval or disapproval thereof, and, if Landlord does not approve any of the Plans and Specifications, of the changes required in the same so that they will meet Landlord's approval. If Landlord disapproves any of the Plans and Specifications, Tenant shall deliver, or cause Tenant's Architect and/or the Consulting Engineers to deliver to Landlord, revised Plans and Specifications which respond to Landlord's requests for changes and are suitable for bidding and construction. If the revised Plans and Specifications do not respond to Landlord's requests for changes, Tenant shall make further changes as requested by Landlord until the Plans and Specifications have been approved by Landlord and are suitable for bidding and construction. Landlord shall approve or disapprove in whole or in part all revised Plans and Specifications received from Tenant within five (5) business days following receipt thereof from Tenant. The revised Plans and Specifications, once they have been approved or deemed approved by Landlord, are hereinafter referred to as the "Final Plans."

         Tenant agrees that Landlord shall not have unreasonably disapproved the Plans and Specifications if the Tenant Work: (i) would not be consistent with the similar nature or the architectural character of the Building; (ii) includes floor to ceiling demountable partitions and all infrastructure associated with such installation; (iii) includes indirect lighting attached to movable, furniture partitions; (iv) includes significant areas of raised computer flooring and underfloor, cabling, electrical distribution and ductwork; (v) does not include the entire Premises; (vi) in Landlord's reasonable judgment will adversely affect the structure of the Building, the heating, air-conditioning and ventilating system or electrical, mechanical, plumbing or other lines or systems in the Building or the Building circuitry;
(vii) in Landlord's reasonable judgment will materially increase Landlord's costs of operating and maintaining the Building (it being understood that Tenant shall pay all increases in the costs of operating or maintaining the Building which results from the Tenant Work, whether or not material), and that Landlord may require removal of any such Tenant Work (if Landlord shall have designated such work as being subject to removal pursuant to the Lease) after the expiration or other termination of the Term; (viii) would modify the appearance of the Building; (ix) would adversely affect the safety of the Building or the life-safety systems in the Building; or (x) would, in Landlord's reasonable judgment, violate the terms of any applicable zoning or building laws or ordinances or other governmental orders or requirements; provided, however, that the foregoing are merely examples of reasons for which Landlord may request changes and modifications to the terms of the lease, Plans and Specifications or withhold its approval thereof and shall not be deemed exclusive of any permitted reasons for reasonably withholding consent, whether similar or dissimilar to the foregoing examples.

         The Tenant Work including, but not limited to, floor to ceiling demountable partitions and all infrastructure associated with such installation, indirect lighting attached to movable, furniture partitions, areas of raised computer flooring and underfloor; cabling, electrical distribution and ductwork, in or upon the Premises, whether placed there by Tenant or Landlord, shall, unless Landlord otherwise approves, become the property of Landlord and shall remain upon the Premises without compensation, allowance or credit to Tenant. If upon the request of

Landlord, Tenant is allowed to remove said Tenant Work, Tenant shall pay the expense of such removal to Landlord upon demand. In addition, Tenant may request in writing at the time it submits its plans and specifications to Landlord, that Landlord notify Tenant whether on or before it approves such plans as to whether or not it will require removal.

         4. LANDLORD'S CONTRIBUTION. Landlord shall contribute the sum of up to $25.00 per square foot of rentable area of the Premises ("Landlord's Contribution"), toward the cost of the Tenant Work. Landlord desires that the total of the hard costs component of the cost of the Tenant Work shall be disbursed first and then the balance of the Landlord's Contribution applied to first the soft costs component of the cost of the Tenant Work, next to moving expenses.

         Notwithstanding the foregoing, Tenant shall contribute an amount equal to the cost of the Tenant Work in excess of the Landlord's Contribution toward the cost of the Tenant Work ("Tenant's Contribution"). Tenant's Contribution shall be paid to Landlord, or at Landlord's option to a title insurance company or other escrowee selected by Landlord prior to the commencement of the Tenant Work. As draws are made toward the cost of the Tenant Work, the Landlord's Contribution and Tenant's Contribution shall be disbursed pro rata.

         Tenant shall advise Landlord of the cost of that portion of the Tenant Work that Tenant will contract directly. Landlord shall make payments of Landlord's Contribution on account of the cost of Tenant Work upon compliance with the requirements of this Workletter, but not more often than monthly. At such time as Landlord's Contribution (or such reduced amount thereof as may be applicable based upon the provisions of the first whole grammatical paragraph of this Paragraph 4) is exhausted, Tenant shall pay the remaining costs of the Tenant Work.

         The cost of the Tenant Work shall, if required by Landlord's Lender, be paid pursuant to the terms of an escrow agreement reasonably satisfactory to Landlord, and satisfactory to Landlord's Lender and the Title Insurance Company insuring the Building for the purpose of insuring over any and all mechanic's lien claims, or rights thereto, in connection with the Tenant Work. Landlord, Tenant and the Title Insurance Company and, if required, Tenant's Contractor(s) shall be parties to such escrow, the cost of which escrow shall be divided evenly between Landlord and Tenant. Tenant shall provide such contractors' affidavits, sworn statements, partial and final waivers of lien, architect's certificates and any other documentation or Tenant or contractor undertakings which may be reasonably requested by such Title Insurance Company for the purpose of insuring over such mechanics' lien claims or rights thereto.

         As a condition to the payment by Landlord of any portion of Landlord's Contribution toward the cost of the Tenant Work, Landlord shall receive approval of its lender, a certification from the General Contractor for the Tenant Work and Tenant's Architect that the portion of the Tenant Work for which payment is being sought has in fact been completed in accordance with the Final Plans and Specifications and Tenant shall join therein as accepting such work, but such j6inder shall only bind and stop Tenant from making any claim with respect to the work covered against Landlord and is not intended and may not be construed as binding Tenant with respect to any claim by or against any other party as a third party beneficiary or otherwise. The escrow agreement, if required, shall provide that no portion of Landlord's Contribution shall be paid unless and until the title insurer, pursuant to the terms of the escrow, shall insure over any and all mechanics' lien claims, or rights to assert same, as a result of the construction of the Tenant

Work in the Premises pursuant to customary pending disbursement endorsements and interim mechanics' lien certifications.

         For purposes of the Workletter, the soft costs of the Tenant Work shall include, and Landlord's Contribution may be utilized to pay for: (a) fees and expenses of Tenant's Architect and the Consulting Engineers; Co)the cost of permits; and (c) Tenant's portion of the cost of the construction escrow established pursuant to this Workletter.

         In addition, Landlord's Contribution shall be applied as part of the hard costs component of the Tenant Work to reimburse Landlord for the cost of materials and labor for building standard venetian blinds at a cost of $0.35 per rentable square foot, which are Tenant's obligation. It is understood and agreed that neither Landlord nor its designated agent shall have any responsibility for the accuracy or completeness of the Plans and Specifications or any design error therein or failure to comply with any laws or codes or any costs attributable to any lack of adequacy of or any design error in the Plans and Specifications.

         5. CONSTRUCTION OF TENANT WORK. As used herein, the term "General Contractor" shall mean MiDale construction, Inc.. In addition to the approved subcontractors set forth in the Tenant Improvement Manual, Tenant may also submit to Landlord a list of subcontractors which Tenant proposes for certain other portions of the Tenant Work and Landlord shall have the right to approve such subcontractors, which approval shall not be unreasonably withheld or delayed. Without exception, the Landlord requires the Shell and Core roofing Subcontractors to complete the Tenant Work. Landlord shall notify Tenant within five (5) business days following submission of the name or a proposed subcontractor of the approval or disapproval of such subcontractor. All subcontractors for the Tenant Work shall be licensed subcontractors of good reputation, have a demonstrated capability to perform quality workmanship, have financial capacity to complete the work, be experienced in performing work of the type contemplated in similar class office buildings, be familiar with single story office building construction of tenant improvements to the extent relevant, be capable of working in harmony with other contractors in the Building, have good labor and minority relations, utilize union labor where required by Landlord and be bondable (even though bonds may not be required). Landlord shall not unreasonably withhold its approval of subcontractors who meet the foregoing standards; provided, however, that failure to meet the foregoing standards are merely examples of reasons for which Landlord might reasonably withholding approval, whether similar or dissimilar to the foregoing examples.

         Following approval of the Final Plans, General Contractor shall obtain three (3) bids from subcontractors to perform the Tenant Work, except for those trades with a value of less than $5,000. Tenant acknowledges and agrees that any review of the financial records for the Tenant Work must be performed within thirty (30) days after the final payment of the hard cost component of the Cost of the Tenant Work is made, after which the costs reported shall be final and binding. Landlord agrees upon completion of obtaining such bids to submit to Tenant for approval a proposed project budget. Tenant shall approve the proposed project budget within 5 business days of submission of same to Tenant by Landlord.

         Tenant shall deliver to Landlord, copies of all contracts proposed to be executed by Tenant for certain portions of the Tenant Work, which shall require the contractor to comply with the requirements of this Paragraph 5 and the Tenant hnprovement Manual, and to execute the escrow required pursuant to Paragraph 4 hereof. The General Contractor shall obtain, all required building and other permits and otherwise comply with all laws and governmental rules and regulations with respect to or in any manner applicable to the Tenant Work and other construction in the Premises at all times prior to, during and following said work, the cost of which shall be a cost of the Tenant Work payable from the Landlord's Contribution to the extent thereof.

         Subject to all of the terms and conditions of this Workletter, General Contractor shall commence the Tenant Work promptly upon tender of possession of the Premises to Tenant and approval of the Final Plans by Landlord and diligently proceed with the Tenant Work. Possession of the Premises shall be deemed to have been tendered to Tenant upon Landlord's execution and delivery of the Lease and this Workletter to Tenant pursuant to the date set forth in Paragraph 1 hereof for the completion of the shell and core work.

         Notwithstanding Tenant's right to separately contract for certain portions of the Tenant Work, Tenant shall coordinate, and cause its contractors to coordinate with Landlord and its designated agents in relation to the scheduling of construction, the use of Building loading docks, the delivery of materials and labor for the Premises and the elimination of rubbish and construction debris. Tenant shall cause Tenant's Architect to furnish to Landlord from time to time such other information as Landlord shall reasonably request in connection with the construction of the Tenant Work. Landlord and Tenant shall in good faith coordinate their work in accordance with good construction practices. Tenant acknowledges that Shell and Core Work and work for other tenants of the Building may take place concurrently with the construction and completion of the Tenant Work. Tenant shall require all contractors and subcontractors performing work on behalf of Tenant to provide protection against damage to the Building and work of other tenants to an extent that is satisfactory to Landlord in the reasonable exercise of its discretion. In any event, however, if such damage shall occur, and shall have been caused by Tenant or its contractors or any of their respective subcontractors, agents, employees or invitees, Tenant shall promptly restore and repair, or cause its contractor to promptly restore and repair, or cause its contractor to promptly restore and repair, such damage, or Landlord or its contractor may, at Landlord's option, restore and repair any such damage or permit any other tenant or its contractor to restore work for such tenant which has been damaged, in each case at Tenant's sole cost.

         6. CHANGES IN THE TENANT WORK. Tenant shall deliver to Landlord for approval, which shall not be unreasonably withheld, all changes in the Final Plans as are made by Tenant, Tenant's Architect or the Consulting Engineers from time to time and shall advise Landlord of any changes in the cost of the Tenant Work or any amendments which increase the cost of the Tenant Work in any respect. Tenant shall pay any amount required to cover the additional cost of the Tenant Work resulting from such changes which exceeds the available portion of Landlord's Contribution as provided in Paragraph 4 of this Workletter. The reasonableness of disapproval of any such change shall be judged according to the criteria set forth in Paragraph 3 hereof for the Tenant Work initially provided for the Plans and Specifications, and Landlord shall review and approve or disapprove any changes as soon as possible so as to avoid any delay in construction of the Tenant Work but in any event within the time periods with respect to its approval or disapproval of any revision of the initial Plans and Specifications as provided in Paragraph 3 hereof.

         7. ACCESS BY TENANT. Landlord shall permit Tenant and Tenant's agents, supplier, contractors and workmen to take possession of and enter the Premises, pursuant to the date set forth in Paragraph 1 hereof, upon execution and delivery of the Lease by both Landlord and Tenant and compliance with the requirements of this Workletter by Tenant, including, without limitation, the insurance requirements. The permission herein granted for the entry of Tenant and Tenant's contractors into the Building is conditioned upon Tenant and Tenant's agents, contractors, workmen, suppliers and invitees working in harmony with and not interfering with Landlord's contractors or their subcontractors or with contractors performing work in the Building for other tenants, not interfering with any occupants of the Building, complying with reasonable rules and regulations instituted by Landlord for the protection and completion of the Shell and Core Work and of such work for other tenants, and complying with the provisions of Paragraph 5 hereof. Landlord will use reasonable efforts to cause contractors performing work for other tenants in the Building not to unreasonably interfere with Tenant's contractors, but shall in no event have any liability with respect to any interference. If at any time such entry shall cause disharmony or unreasonable interference with any of Landlord's employees, agents, contractors, their subcontractors or others or if such disharmony or interference shall, in Landlord's reasonable judgment, be imminently threatened, Landlord shall have the right to withdraw such permission upon not less than forty-eight (48) hours written notice; provided, however, that such permission shall remain in effect if Tenant has cured the same (or such interference or disharmony has ceased and Tenant has agreed and provided assurances to Landlord as it shall have reasonably requested, that such problem will not occur again) prior to the time of termination set forth in such notice. Tenant agrees that any such entry into and occupation of the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, except as to covenant to pay Base Rent and Additional Rent, and further agrees that in connection therewith Landlord shall not be liable in any way for any injury, loss or damage which may occur to any property placed in the Premises, the same being strictly .at Tenant's sole risk. Tenant shall allow Landlord access to the Premises, for inspection purposes, at all reasonable times. Tenant shall cause its contractors, for which it has contracted separately, prior to the commencement of any construction work in the Building, to indemnify, defend and hold Landlord, its designated agents, any of its beneficiaries, the partners thereof, its management agent, mortgagees, and all of their respective partners, shareholders, directors, officers, agents and employees harmless from all damages, claims, liability, and costs (including, without limitation, reasonable attorney's fees) and expenses arising out of or connected with the activities of such contractor or any of its subcontractors or any of their respective agents or employees, suppliers or workmen in or about the Premises or the Building. Tenant shall (except to the extent of any indemnity recovered pursuant to the preceding sentence) indemnify, defend and hold Landlord, its designated agents, or any of its beneficiaries, the partners thereof, its management agent, mortgagees, and all of their respective partners, shareholders, directors, officers, agents and employees harmless from all damages, claims, liability, and costs (including, without limitation, reasonable attorney' fees) and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Premises or the Building. In addition, prior to the initial entry to the Building or the Premises by Tenant and by each contractor or subcontractor for Tenant, Tenant shall furnish Landlord with certificates of insurance covering Landlord, its designated agents, or any of its beneficiaries and the partners thereof, its management agent, mortgagees and such additional parties as Landlord may reasonably designate as additional insured parties, with such coverage's and in such amounts as Landlord may reasonably require in order to insure Landlord, its designated agents, or any of its beneficiaries and the partners thereof, its management agent, mortgagees and such additional parties, and all of their respective agents and employees, against liability for injury or death or damage to property of Landlord or its tenants or others, by reason of such entry or any activity or work carried on, in, on or about the Land, the Building or the Premises by or on behalf of Tenant.

         8. SERVICES. The cost of the Tenant Work shall include (and Landlord is hereby authorized to pay the same from the Landlord's Contribution to the extent thereof), all materials or utilities which are supplied by Landlord or its contractors in connection with the construction of the Tenant Work and at Tenant's request; provided, however, that Landlord shall make available to Tenant during the construction period electric power, use of loading dock and dumpster space, all as described in the Tenant Information Manual. Charges for any services will be determined on the basis of usage, whether metered or estimated, and will not include any mark-up to Landlord or its agents as described in the Tenant Information Manual.

         9. INSURANCE. The provisions of the Lease shall apply to the Builder's Risk coverage respecting the Tenant Work during the period of its construction, prior to the commencement of the Term. Tenant shall furnish Landlord from time to time such information as is necessary in order to effectuate such coverage. Landlord may apply Landlord's Contribution, to the' extent thereof, to the portion of the insurance premium allocable to the Tenant Work, or, if Landlord's Contribution has been exhausted, may bill Tenant for the amount thereof, in which case Tenant shall pay the amount thereof to Landlord within thirty (30) days after Landlord's submission of an invoice for the same.

         10. MISCELLANEOUS. After completion of the Tenant Work any work or alterations to the Premises desired by Tenant other than the Tenant Work shall be subject to the provisions of the Lease.

         Time is of the essence under this Workletter.

         Any person signing this Workletter on behalf of Landlord or Tenant warrants and represents he has authority to do so.

         This Workletter shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the Premises or in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto. Landlord has no agreement with Tenant and has no obligation to do any work with respect to the Premises, except as expressly set forth in this Workletter.

         With respect to any amounts owed by Tenant hereunder and not paid when due (which shall bear interest as provided in the Lease in the case of delinquent rents) or Tenant's failure to perform its obligations hereunder, Landlord shall have all of the rights and remedies granted to

Landlord under the Lease for nonpayment of any amounts owed by Tenant thereunder or failure by Tenant to perform its obligations thereunder, and such nonpayment or other failure hereunder shall constitute a default by Tenant under the Lease. Any amount owed hereunder to Tenant by Landlord and not paid when due shall bear interest as provided in the Lease.

         Landlord is responsible for removal of all construction debris and general clean-up. After Tenant has moved into the Premises, Landlord will clean the same in accordance with the Lease.

         Attached hereto as Attachment A is the Floor Plan -Demising Plan for the Premises as attached to the Lease.

         The parties hereto hereby designate a representative who shall have the power and authority to make any and all decisions on behalf of the respective parties and designate another representative(s) on their behalf. Unless a party is otherwise advised in writing by the other, their respective representatives shall be as follows:


         Landlord:                  Florcor I Limited Partnership
                                    c/o The Alter Group, Ltd.
                                    Five Concourse Parkway, Suite 840
                                    Atlanta, Georgia 30328
                                    Attn: Russell R. Posey II

         Tenant:                    ImproveNet, Inc.
                                    1286 Oddstad Drive
                                    Redwood City, California 94063
                                    Attn: Robert Stevens

         This instrument is executed by all the covenants and conditions to be performed hereunder by, as aforesaid, and not individually, and no personal liability shall be asserted or be enforceable against, the beneficiaries thereof nor any of their respective partners, shareholders, directors, officers, agents or employees by reason of any of the covenants, statements, representations or warranties contained in this instrument. All of the further exculpatory provisions of the Lease are incorporated here in as if fully set forth herein and are fully applicable to this Workletter as if fully set forth.